Exhibit 10.35

UNIT AGREEMENT

COOPER JAL UNIT

LEA COUNTY, NEW MEXICO

CERTIFICATION - DETERMINATION

Pursuant to the authority vested in the Secretary of Interior as to Federal Lands, under the Act approved February 25, 1920, 41 Stat. 437, as amended, 30 U.S.C. Secs, 181, et seq., and delegated to the Oil and Gas Supervisor of the Geological Survey (33 F.R. 5812) I do hereby

A.            Approve the attached agreement for the development and operation of the Cooper Jal Unit, Lea County, New Mexico.

B.            Certify and determine that the unit plan of development and operation contemplated in the attached agreement is necessary and advisable in the public interest for the purpose of more properly conserving the natural resources.

C.            Certify and determine that the drilling, producing, rental, minimum royalty and royalty requirements of all Federal Leases committed to said agreement are hereby established, altered, changed, or revoked to conform with the terms and conditions of this agreement.

Dated

Regional Oil and Gas Supervisor,
UNITED STATES GEOLOGICAL SURVEY

Contract Number

UNIT AGREEMENT
COOPER JAL UNIT
LEA COUNTY, NEW MEXICO

Table of Contents

Article	Title	Page

I	Enabling Act and Regulations	2

II	Definitions	2

III	Unit Area and Exhibits	5

IV	Expansion of Unit Area	6

V	Unitized Land and Unitized Substances	7

VI	Unit Operator	8

VII	Resignation or Removal of Unit Operator	8

VIII	Successor Unit Operator	9

IX	Accounting Provisions and Unit Operating Agreement	10

X	Rights and Obligations of Unit Operator	11

XI	Plan of Operations	11

XII	Easements or Use of Surface	12

XIII	Tract Participation	13

XIV	Tracts Qualified for Participation	14

XV	Allocation of Unitized Substances	17

XVI	Royalty Settlement	20

XVII	Rental Settlement	22

XVIII	Conservation	22

XIX	Drainage	23

XX	Leases and Contracts Conformed and Extended	23

XXI	Covenants Run With Land	24

XXII	Effective Date and Term	25

XXIII	Rate of Prospecting, Development and Production	27

XXIV	Non-Discrimination	27

XXV	Appearances	28

Table of Contents (Cont’d.)

Article	Title	Page

XXVI	Notices	28

XXVII	No Waiver of Certain Rights	28

XXVIII	Personal Property Excepted	29

XXIX	Unavoidable Delay	29

XXX	Loss of Title	30

XXXI	Border Agreements	31

XXXII	Joinder in Dual Capacity	31

XXXIII	Non-Joinder and Subsequent Joinder	31

XXXIV	Taxes	33

XXXV	Conflict of Supervision	33

XXXVI	No Partnership	34

XXXVII	Production as of the Effective Date	34

XXXVIII	Counterparts	35

[ILLEGIBLE]	[ILLEGIBLE]

[ILLEGIBLE]	[ILLEGIBLE]

[ILLEGIBLE]	[ILLEGIBLE]

[ILLEGIBLE]	[ILLEGIBLE]

[ILLEGIBLE]	[ILLEGIBLE]

[ILLEGIBLE]	[ILLEGIBLE]

[ILLEGIBLE]	[ILLEGIBLE]

[ILLEGIBLE]	[ILLEGIBLE]

[ILLEGIBLE]	[ILLEGIBLE]

[ILLEGIBLE]	[ILLEGIBLE]

[ILLEGIBLE]	[ILLEGIBLE]

[ILLEGIBLE]	[ILLEGIBLE]

[ILLEGIBLE]	[ILLEGIBLE]

[ILLEGIBLE]	[ILLEGIBLE]

UNIT AGREEMENT
FOR THE DEVELOPMENT AND OPERATION OF THE
COOPER SAL UNIT
LEA COUNTY, NEW MEXICO

THIS AGREEMENT, entered into as of the 15th day of January, 1970, by and between the parties subscribing, ratifying or consenting hereto, and herein referred to as “parties hereto”;

WITNESSETH:

WHEREAS, the parties hereto are the owners of working, royalty or other oil or gas interests in the Unit Area subject to this agreement; and

WHEREAS, the Mineral Leasing Act of February 25, 1920, (41 Stat. 437, as amended 30 U.S.C. Sections 181, et seq.) authorizes Federal Lessees and their representatives to unite with each other or jointly or separately with others in collectively adopting and operating a unit plan of development or operation of any oil or gas pool, field or like area, or any part thereof for the purpose of more properly conserving the natural resources thereof whenever determined and certified by the Secretary of the Interior to be necessary or advisable in the public interest; and

WHEREAS, the Oil Conservation Commission of the State of New Mexico is authorized by law (Art. 3, Ch. 65, Vol. 9, Part 2. 1953 Stat. Anno.) to approve this agreement, and the conservation provisions hereof; and

WHEREAS, the parties hereto hold sufficient interests in the Cooper Jal Unit Area covering the land hereinafter described to give reasonably effective control of operations therein; and

WHEREAS, it is the purpose of the parties hereto, to enable institution and consummation of secondary recovery operations to conserve natural resources, to prevent waste and secure the other benefits obtainable through development and operation of the area subject to this agreement, under the terms, conditions and limitations herein set forth:

NOW THEREFORE, in consideration of the premises and the promises herein contained, the parties hereto commit to this agreement their respective interests in the hereinafter defined Unit Area, and agree severally among themselves as follows:

ARTICLE I

ENABLING ACT AND REGULATIONS

1.1 The Mineral Leasing Act of February 25, 1920, as amended, supra., and all valid, pertinent regulations, including operating and unit plan regulations, heretofore issued thereunder and valid, pertinent and reasonable regulations hereafter issued thereunder are accepted and made a part of this agreement as to Federal lands, provided such regulations are not inconsistent with the terms of this agreement.

ARTICLE II

DEFINITIONS

2.1 For the purpose of this agreement, the following terms and expressions as used herein shall mean:

(a)  “Commission” is defined as the Oil Conservation Commission of the State of New Mexico.

(b)  “Director” is defined as the Director of the United States Geological Survey.

(c)  “Secretary” is defined as the Secretary of the Interior of the United States of America.

(d)  “Department” is defined as the Department of the Interior of the United States of America.

(e)  “Supervisor” is defined as the Oil and Gas Supervisor of the United States Geological Survey for the region in which the Unit Area is situated.

(f)  “Unitized Formation” means all of the Tansill, Yates, Seven Rivers and Queen Formations underlying the Unitized Land; said interval being the equivalent of the continuous interval occurring in Amerada Petroleum Corporation’s A. G. Falby No. I (located 1, 650 feet from the South line and

990 feet from the West Line of Section 19, Township 24 South, Range 37 East, Lea County, New Mexico) at an indicated depth of 2,890 feet to 3,745 feet as recorded on the Schlumberger Electrical Log taken on December 4, 1948.

(g)  “Unitized Substances” means all oil, gas, gaseous substances, sulphur contained in gas, condensate, distillate and all associated and constituent liquid or liquefiable hydrocarbons produced from the Unitized Formation.

(h)  “Tract” means each parcel of land shown as such and given a tract number in Exhibit “A” and as described in Exhibit “B”.

(i)  “Tract Participation” is defined as the percentage of participation as is shown on Exhibit “C” for allocating Unitized Substances to a Tract under this agreement.

(j)  “Unit Participation” as used herein shall mean the sum of the Tract Participations as shown by Tracts for each Working Interest Owner in Exhibit “C” to the Unit Agreement.

(k)  “Working Interest” is defined as the right to search for, produce and acquire Unitized Substances whether held as an incident of ownership of mineral fee simple title, under an oil and gas lease, or otherwise held. Any interest in Unitized Substances which is a Working Interest as of the date the owner thereof executes or ratifies this agreement, or which at any time thereafter becomes a Working Interest, shall thenceforth be treated as a Working Interest for all purposes of this agreement.

(1)  “Working Interest Owner” is defined as and shall mean any party hereto owning a Working Interest, including a carried Working Interest Owner, holding an interest in Unitized Substances by virtue of a lease, operating agreement, fee title or otherwise, which interest is chargeable with and obligated to pay or bear, either in cash or out of production, or otherwise, all or a portion of the cost of drilling, developing and producing the Unitized Substances from the Unitized Formation and operation thereof hereunder.

(m)  “Royalty Interest” or “Royalty” is defined as an interest other than a Working Interest in or right to receive a portion of the Unitized Substances or the proceeds thereof and includes the Royalty Interest reserved by the lessor in an oil and gas lease and any overriding royalty interest, oil payment interest, net profit contracts, or any other payment or burden which does not carry with it the right to search for and produce Unitized Substances.

(n)  “Royalty Owner” is defined as and shall mean the owner of a Royalty Interest.

(o)  “Unit Operating Agreement” is defined as and shall mean any agreement or agreements (whether one or more) entered into (separately or collectively) by and between the Unit Operator and the Working Interest Owners as provided in Article IX infra., and shall be styled “Unit Operating Agreement, Cooper Jal Unit, Lea County, New Mexico”.

(p)  “Unit Manager” is defined as the person or corporation appointed by the Unit Working Interest Owners, upon resignation or removal of the Unit Operator, to perform the duties of the Unit Operator until the selection and qualification of a successor Unit Operator as provided for in Article VIII hereof.

(q)  “Oil and Gas Rights” is defined as the right to explore, develop, and operate lands within the Unit Area for the production of Unitized Substances, or to share in the production so obtained or the proceeds thereof.

(r)  “Unit Area” is defined as the lands described by Tracts in Exhibits “A” and “B”.

(s)  “Unit Operator” is defined as the party designated by Working Interest Owners to develop and operate the Unitized Formation, acting as operator and not as a Working Interest Owner.

(t)  “Record Owner” is defined as the holder of the record title to a lease covering Federal Lands according to the applicable records of the Department of the Interior of the United States of America.

(u)  “Unit Operations” means all operations conducted by the Unit Operator pursuant to this agreement and the Unit Operating Agreement for or on account of the development and operation of the Unitized Formation for the production of Unitized Substances.

(v)  “Unit Equipment” means all personal property, lease and well equipment, plants, and other facilities and equipment taken over or otherwise acquired for the joint account for use in Unit Operations.

(w)  “Unit Expense” means all cost, expense, or indebtedness incurred by Unit Operator pursuant to this agreement and the Unit Operating Agreement for or on account of Unit Operations.

ARTICLE III

UNIT AREA AND EXHIBITS

3.1 The following described land is hereby designated as constituting the Unit Area, all of said land being situated in Lea County, New Mexico, to-wit:

Township 24 South, Range 36 East

S/2 of Section 13

SE/4 SE/4 of Section 14

All of Section 24

S/2 SE/4 of Section 23

E/2 NE/4 of Section 26

N/2 of Section 25

Township 24 South, Range 37 East

All of Section 18

W/2 of Section 19

NW/4 of Section 30

containing 2,581 acres, more or less.

3.2 Exhibit, “A” attached hereto is a map showing. the Unit Area and the boundaries and identity of Tracts and leases in said Unit Area to the extent known to the Unit Operator. Exhibit “B” attached hereto is a schedule showing, to the extent known to the Unit Operator, the acreage comprising each Tract and the percentage and kind of ownership in each Tract. Exhibit “C” is a schedule showing the percentage of participation of each Tract on the basis of the commitment of all tracts to this agreement. However, nothing herein or in said schedule or map shall be construed as a representation by any party hereto as to the ownership of any interest other than such interest or interests as are shown in said map or schedule as owned by such party. Exhibits “A”, “B” and “C” shall be revised by the Unit Operator whenever changes in the Unit Area render such revision necessary, or when requested by the Supervisor, and the required number of copies of such revision shall be filed with the Supervisor.

3.3 If it subsequently appears that any mechanical miscalculation has been made, Unit Operator, with the approval of Working Interest Owners and the Supervisor, may correct the mistake by revising the exhibits to conform to the facts. The revision shall not include any re-evaluation of engineering or geological interpretations used in determining Tract Participation. Any such revision of an exhibit shall be effective at 7:00 A. M. on the effective date of this agreement.

ARTICLE IV

EXPANSION OF UNIT AREA

4. 1 The above described Unit Area may, when practicable, be expanded to include therein any additional tract or tracts regarded as reasonably necessary or advisable for the purposes of this agreement to conform with the purposes of this agreement. Such expansion shall be effected in the following manner:

(a)  The working interest owner or owners of a tract or tracts desiring to bring such tract or tracts into this Unit shall file an application therefor with Unit Operator requesting such admission.

(b)  Unit Operator shall circulate a notice of the proposed expansion to each Working Interest Owner in the Unit and in the tract proposed to be included in the Unit, setting out the basis for admission, the Unit Participation to be assigned to each tract in the enlarged Unit and other pertinent data. After negotiation (at Working Interest Owners’ meeting or otherwise) if Working Interest Owners having in the aggregate eighty percent (80%) Phase II Unit Participation have agreed to such tract or tracts being brought into the Unit, then Unit Operator shall, after preliminary concurrence by the Director:

(1)  Prepare a notice of proposed expansion describing the contemplated changes in the boundaries of the Unit Area, the reason therefor, the basis for admission of the additional Tract or Tracts, the Unit Participation to be assigned thereto and the effective date thereof; and

(2)  Deliver copies of said notice to the Commissioner, the Supervisor, each Working Interest Owner and to the lessee and lessor whose interests are affected, advising such parties that thirty (30) days will be allowed for submission to the Unit Operator of any objection to such proposed expansion; and

(3)  File, upon the expiration of said (30) day period as set out in (2) immediately above, with the Commission and Supervisor the following: (a) Evidence of mailing or delivering copies of such notice of expansion; (b) An application for such expansion; (c) An instrument containing the appropriate joinders in compliance with the participation requirements of Article XIV (Tracts Qualified for Participation); and (d) Copy of any objections received.

(4)  There shall be no retroactive allocation or adjustment of Unit expense or of interests in the Unitized Substances produced, or proceeds thereof prior to the effective date of expansion and qualification under Article XIV; however, this limitation shall not prevent an adjustment of investment by reason of the enlargement.

4.2 The expansion shall, after due consideration of all pertinent information and approval by the Supervisor, become effective as of the date prescribed in the notice thereof, preferably the first day of a month subsequent to the date of notice.

4.3 In any approved expansion of the Unit Area the revised Tract Participations of those tracts which were committed prior to each such expansion shall remain in the same ratio one to another.

ARTICLE V

UNITIZED LAND AND UNITIZED SUBSTANCES

5.1 All land committed to this agreement as to the Unitized Formation shall constitute land referred to herein as “Unitized Land” or “land subject to this agreement”. All oil, gas, gaseous substances, sulphur contained in gas, condensate, distillate and all associated and constituent liquid or liquefiable hydrocarbons produced from the lands committed to this agreement as to the Unitized Formation are unitized under the terms of this agreement and herein are called “Unitized Substances”. Nothing herein shall be construed to unitize, pool or in any way affect the oil, gas and other minerals that may be produced from any formation other than the Unitized Formation as above described.

ARTICLE VI

UNIT OPERATOR

6.1 Reserve Oil and Gas Company is hereby designated the Unit Operator, and by signing this instrument as Unit Operator, it agrees and consents to accept the duties and obligations of Unit Operator for the operation, development and production of Unitized Substances as herein provided. Whenever reference is made herein to the Unit Operator, such reference means the Unit Operator acting in that capacity and not as an owner of interests in Unitized Substances, and the term “Working Interest Owner”, when used herein, shall include or refer to the Unit Operator as the owner of a working interest when such an interest is owned by it.

ARTICLE VII

RESIGNATION OR REMOVAL OF UNIT OPERATOR

7.1 Unit Operator shall have the right to resign at any time, but such resignation shall not become effective as to release Unit Operator from the duties and obligations of Unit Operator and terminate Unit Operator’s rights as such for a period of six (6) months after written notice of intention to resign has been given by Unit Operator to all Working Interest Owners and the Supervisor, and until all Unit Wells are placed in a condition satisfactory to the Supervisor for suspension, abandonment, or operations, whichever is intended by the Unit Manager, unless a new Unit Operator shall have taken over and assumed the duties and obligations of Unit Operator prior to the expiration of said period.

7.2 The Unit Operator shall be subject to removal by Working Interest Owners having in the aggregate eighty percent (80%) or more of the Phase II Unit Participation remaining after excluding the Phase II Unit

Participation of the Unit Operator. Such removal shall be effective upon notice thereof to the Supervisor.

7.3 In all such instances of effective resignation or removal, until a successor to Unit Operator is selected and approved as hereinafter provided, the Working Interest Owners shall be jointly responsible for the performance of the duties of the Unit Operator and shall, not later than thirty (30) days before such resignation or removal becomes effective, appoint a Unit Manager to represent them in any action to be taken hereunder.

7.4 The resignation or removal of Unit Operator under this agreement shall not terminate its right, title or interest as the owner of a Working Interest or other interest in Unitized Substances, but upon the resignation or removal of Unit Operator becoming effective, such Unit Operator shall deliver possession of all wells, equipment, books and records, materials, appurtenances and any other assets, used in connection with the Unit operations and owned by the Working Interest Owners to the new duly qualified successor Unit Operator or to the Unit Manager if no such new Unit Operator is elected, to be used for the purpose of conducting Unit Operations hereunder. Nothing herein shall be construed as authorizing the removal of any material, equipment or appurtenances needed for the preservation of any wells. Nothing herein contained shall be construed to relieve or discharge any Unit Operator who resigns or is removed hereunder from any liability or duties accruing or performable by it prior to the effective date of such resignation or removal.

ARTICLE VIII

SUCCESSOR UNIT OPERATOR

8.1 Whenever the Unit Operator shall tender its resignation as Unit Operator or shall be removed as hereinabove provided, the Working Interest Owners shall select a successor Unit Operator as herein provided. Such selection shall not become effective until (a) a Unit Operator so selected shall accept in writing the duties and responsibilities of Unit Operator, and (b) the selection shall have been approved by the Supervisor. If no successor

Unit Operator is selected and qualified as herein provided, the Director may declare this agreement terminated.

8.2 In selecting a successor Unit Operator the affirmative vote of three or more Working Interest Owners having a total of sixty-five percent (65%) or more of the total voting interest in the Unit shall prevail; provided, that if any one Working Interest Owner has a voting interest of more than thirty-five percent (35%), its negative vote or failure to vote shall not be regarded as sufficient unless supported by the vote of one or more other Working Interest Owners having a total voting interest of at least five percent (5%). If the Unit Operator who is removed votes only to succeed itself or fails to vote, the successor Unit Operator may be selected by the affirmative vote of at least fifty-one percent (51%) of the voting interest remaining after excluding the voting interest of Unit Operator so removed. In voting under this Section 8 each Working Interest Owner shall have a voting interest equal to its Phase II Participation.

ARTICLE IX

ACCOUNTING PROVISIONS AND UNIT OPERATING AGREEMENT

9.1 Costs and expenses incurred by Unit Operator in conducting Unit operations hereunder shall be paid, apportioned among and borne by the Working Interest Owners in accordance with the Unit Operating Agreement. Such Unit Operating Agreement shall also provide the manner in which the Working Interest Owners shall be entitled to receive their respective proportionate and allocated share of the benefits accruing hereto in conformity with their underlying operating agreements, leases or other independent contracts and such other rights and obligations as between Unit Operator and the Working Interest Owners as may be agreed upon by the Unit Operator and the Working Interest Owners; however, no such Unit Operating Agreement shall be deemed either to modify any of the terms and conditions of this Unit Agreement or to relieve the Unit Operator of any right or obligation established under this agreement and in case of any inconsistency or conflict between this agreement and the Unit Operating Agreement, this Unit Agreement shall prevail. Three (3)

true copies of any Unit Operating Agreement executed pursuant to this Article shall be filed with the Supervisor as required prior to approval of this agreement.

ARTICLE X

RIGHTS AND OBLIGATIONS OF UNIT OPERATOR

10.1 Except as otherwise specifically provided herein, the exclusive right, privilege and duty of exercising any and all rights of the parties hereto which are necessary or convenient for prospecting for, producing, storing, allocating and distributing the Unitized Substances are hereby delegated to and shall be exercised by the Unit Operator as herein provided. Upon request by Unit Operator, acceptable evidence of title to said rights shall be deposited with said Unit Operator, and together with this agreement, shall constitute and define the rights, privileges and obligations of Unit Operator. Nothing herein, however, shall be construed to transfer title to any land or to any lease or operating agreement, it being understood that under this agreement, the Unit Operator, in its capacity as Unit Operator, shall exercise the rights of possession and use vested in the parties hereto only for the purposes herein specified.

ARTICLE XI

PLAN OF OPERATIONS

11.1 It is recognized and agreed by the parties hereto that all of the land subject to this agreement is reasonably proved to be productive of Unitized Substances in paying quantities and that the object and purpose of this agreement is to formulate and to put into effect a secondary recovery project in order to effect additional recovery of Unitized Substances, prevent waste and conserve natural resources consistent with good engineering practices expected of a prudent operator. The parties hereto agree that the Unit Operator may, subject to the consent and approval of a plan of operation by the Working Interest Owners and the Supervisor, inject into the Unitized Formation through any well or wells completed therein, brine, water, air, gas, oil, liquid petroleum gases and any one or more other substances or combinations of substances whether produced from the Unitized Formation or not, and that the location of input wells and the rate of injection therein and the rate of production shall be governed by standards of good geologic and petroleum engineering practices and conservation methods. The Working Interest Owners and the Supervisor shall be furnished periodic reports on the progress of the plan of operation and any revision or changes thereto; provided, however, that any revision of the plan of operation involving a deviation from the initial plan of operation shall be subject to the consent and approval of the Working Interest Owners and the Supervisor.

11.2 The initial plan of operation shall be filed with the Supervisor concurrently with the filing of this Unit Agreement for final approval. Said initial plan of operation and all revisions thereof shall be as complete and adequate as the Supervisor may determine to be necessary for timely operation consistent herewith. Reasonable diligence shall be exercised in complying with the obligations of the approved plan of operation. Thereafter, from time to time before the expiration of any existing plan, the Unit Operator shall submit for like approval a plan for an additional specified period of operation. Notwithstanding anything to the contrary, herein contained, if Unit Operator fails to commence Unit Operations for the secondary recovery of Unitized Substances from the Unit Area within six months after the effective date of this agreement or any extension thereto approved by the Supervisor, this agreement shall terminate automatically upon the expiration of said six month period.

11.3 The parties hereto subject to prior rights, if any, grant to the Unit Operator the use of brine or water or both from any formation in and under the Unitized Land for injection into the Unitized Formation insofar as these rights are granted by the oil and gas leases.

ARTICLE XII

EASEMENTS OR USE OF SURFACE

12.1 The parties hereto, to the extent of their rights and interest, hereby grant to Working Interest Owners the right to use as much of the surface of the land within the Unit Area as may reasonably be necessary for Unit Operations, including the free use of water from the Unit Area for Unit Operations, except water from any well, lake, pond or irrigation ditch of Royalty Owners, provided that, nothing herein shall be construed as leasing or otherwise conveying to Working Interest Owners a site for a water, gas injection, processing or other plant or camp site.

ARTICLE XIII

TRACT PARTICIPATION

13.1 In Exhibit “C” attached hereto there are listed and numbered the various Tracts within the Unit Area, and set forth opposite each Tract are figures which represent the percentage of participation allocated to each Tract in the Unit Area assuming that all tracts are committed hereto.

13.2 Tract Participation of each Tract shall be as shown within Exhibit “C” and shall be determined as follows:

(a) Phase I Participation: Beginning at 7:00 A. M. on the effective date hereof and remaining in effect until 7:00 A. M. on the first day of the month next following the month in which the cumulative amount of oil produced from the Tansill, Yates, Seven Rivers and Queen Formations underlying all of the Tracts described in Original Exhibit “B” from and after January 1, 1968, equals 1,000,000 barrels, the Tract Participation of each Tract shall be as shown in Phase I of Exhibit “C” and shall be determined from the following formula:

Tract Participation Percentage, Phase I equals 100%

A

B

Where:                  A equals total income from oil, casinghead gas and dry gas produced from such Tract from the Unitized Formation during the period January 1, 1967 to January 1, 1968.

B equals the summation of the total income from oil, casinghead gas and dry gas produced from all Tracts in the Unit Area from the Unitized Formation during the period January 1, 1967 to January 1, 1968.

(b) Phase II Participation: Beginning at 7:00 A.M. on the first day of the month next following the date when the 1,000,000 barrels referred to in (a) above shall have been produced, the Tract Participation of each Tract shall be as shown under Phase II of Exhibit “C” and shall be determined from the following formula:

Tract Participation Percentage, Phase II equals 100%

C

D

Where:                  C equals the estimated quantity of oil ultimately recoverable from the Unitized Formation underlying each such tract by primary recovery operations.

D equals the summation of the estimated quantity of oil ultimately recoverable from the Unitized Formation underlying all such Tracts by primary recovery operations.

13.3 In the event less than all tracts are qualified for participation on the effective date hereof, the Tract Participations shall be calculated on the basis of all qualified Tracts rather than all Tracts in the Unit Area and Exhibit “C” shall be revised by the Unit Operator accordingly to show the percentage of participation of each tract.

ARTICLE XIV

TRACTS QUALIFIED FOR PARTICIPATION

14.1 As the objective of this agreement is to have lands in the Unit Area operated and entitled to participation under the terms hereof, it is agreed that, notwithstanding anything else herein, no joinder shall be considered a commitment to this agreement unless the Tract involved is qualified under this Article. On and after the effective date hereof, the Tracts within the Unit Area which shall be entitled to participation (as provided in Article XIII hereof) in the production of Unitized Substances therefrom shall be those Tracts within the Unit Area as shown on Exhibit “A” and described in Exhibit “B” that corner or have a common boundary, (Tracts separated only by a public highway or a railroad right-of-way shall be considered to have a common boundary), and which are otherwise qualified as follows: (The record title owner shall replace the Royalty Interest with respect to Federal lands for the purposes of this Article.)

(a) Each Tract as to which Working Interest Owners owning one hundred percent (100%) of the Working Interest therein have become parties hereto and as to which Royalty Owners owning seventy-five percent (75%) or more of the Royalty Interest therein have become parties hereto.

(b) Each Tract as to which Working Interest Owners owning one hundred percent (100%) of the Working Interest therein have become parties hereto and as to which Royalty Owners owning less than seventy-five percent (75%) of the Royalty Interest therein have become parties hereto, and, further, as to which:

(1)  All Working Interest Owners in any such Tract have joined in a request for the inclusion of such Tract, and

(2)  Seventy-five percent (75%) of the combined voting interests of Working Interest Owners in all Tracts meeting the requirements of paragraph (a) hereof have voted in favor of including such Tract.

For the purpose of this paragraph (b), a Working Interest Owner’s “voting interest” shall be equal to the ratio (expressed in percent) which its aggregate Phase I Participation in all Tracts qualifying under paragraph (a) bears to the total Phase I Participation of all Working Interest Owners in all Tracts qualifying under paragraph (a).

(c) Each Tract as to which Working Interest Owners owning less than one hundred percent (100%) of the Working Interest therein have become parties hereto, regardless of the percentage of Royalty Interest therein which is committed hereto, and, further, as to which:

(I) The Working Interest Owner operating any such Tract and all of the other Working Interest Owners in such Tract who have become parties hereto have joined in a request for inclusion of such Tract and at least 85% of such parties have executed and delivered an indemnity agreement indemnifying and agreeing to hold harmless the other Working Interest Owners in the Unit, their successors and assigns, against all claims and demands which arise out of the inclusion of such Tract, which may be made by the owners of Working Interest in such tract who are not parties hereto; and

(2) Seventy-five percent (75%) of the combined voting interest of Working Interest Owners in all Tracts meeting the requirements of paragraph (a) and (b) have voted in favor of the inclusion of such Tract and acceptance of the indemnity agreement.

For the purpose of this paragraph (c), a Working Interest Owner’s voting interest shall be equal to the ratio (expressed in percent) which its aggregate Phase I Participation in all Tracts qualifying under paragraphs (a) and (b) bears to the total Phase I participation of all Working Interest Owner’s in all Tracts qualifying under paragraphs (a) and (b). Upon qualification of such a Tract, the Unit Participation which would have been attributed to the nonsubscribing owners of the Working Interest in such Tract, had they become parties to this agreement and the Unit Operating Agreement, shall be attributed to the Working Interest Owners in such Tract who have become parties to such agreements, in proportion to their respective Working interests in the Tract.

(d) Each Tract, regardless of the percentage of Working Interest or Royalty Interest therein that has been committed hereto, as to which (1) the Working Interest Owner who operates the Tract has become a party to this agreement and (2) Working Interest Owners having seventy-five percent (75%) of the combined voting interest of Working Interest Owners in all Tracts that meet the requirements of paragraphs (a), (b) and (c) vote in favor of the inclusion of such Tract. For the purpose of this paragraph (d) the voting interest of a Working Interest Owner shall be equal to the ratio that its Phase I Unit Participation attributable to Tracts that qualify under paragraphs (a), (b) and (c) bears to the total Phase I Unit Participation of all Working Interest Owners attributable to all Tracts that qualify under paragraphs (a), (b) and (c). Upon qualification of such a Tract, the Unit Participation that would have been attributed to the nonsubscribing owners of the Working Interest in such Tract, had they become parties to this agreement and the Unit Operating Agreement shall be attributed to the Working Interest Owners in all Tracts that meet the requirements of paragraphs (a), (b) and (c) in proportion to their respective Unit Participations attributable to the Tracts that qualify under paragraphs (a), (b) and (c).

14.2 If on the effective date of this agreement there is any Tract or Tracts which have not been qualified as above provided, then such Tract or Tracts shall not be entitled to participate hereunder. Unit Operator shall, when submitting this agreement for final approval by the Supervisor, file therewith, or as soon as practicable, a schedule of those Tracts which are entitled to participate in the production of Unitized Substances. This schedule of participation shall be revised Exhibit “C” and upon approval thereof by the Supervisor shall become a part of this agreement and shall govern the allocation of production of Unitized Substances until the effective date of a new schedule approved by the Supervisor.

ARTICLE XV

ALLOCATION OF UNITIZED SUBSTANCES

15.1 All Unitized Substances produced and saved (less, save and except any part of such Unitized Substances used in conformity with good operating practices on Unitized Land for drilling, operating, camp and other production or development purposes and for pressure maintenance or unavoidable loss) shall be apportioned among and allocated to the qualified Tracts within the Unit Area in accordance with the respective Tract Participation effective hereunder during the respective periods such Unitized Substances were produced, as set forth in the schedule of participation, Exhibit “C”. The amount of Unitized Substances so allocated to each Tract (regardless of whether it be more or less than the amount of the actual production of Unitized Substances from the well or wells, if any, on such Tract), shall, for all intents, uses and purposes, be deemed to have been produced from such Tract.

15.2 The Unitized Substances allocated to each Tract shall be distributed among, or accounted for, to the parties executing, consenting to or ratifying this agreement who otherwise are entitled to share in the production from such Tract in the same manner, in the same proportion, and upon the same conditions, as they would have participated and shared in the production from such Tracts, or in the proceeds thereof, had this agreement not been entered into; and with the same legal force and effect.

15.3 No Tract committed to this agreement and qualified for participation as above provided shall be subsequently excluded from participation hereunder on account of depletion of Unitized Substances, and nothing herein contained shall be construed as requiring any retroactive adjustment for production obtained prior to the effective date of the joinder of any Tract.

15.4 If the Working Interest and the Royalty Interest in any Tract are divided with respect to separate parcels or portions of such Tract and owned severally by different persons, the percentage participation assigned to such Tract shall, in the absence of a recordable instrument executed by all owners and furnished to Unit Operator fixing the divisions of ownership, be divided among such parcels or portions in proportion to the number of surface acres in each.

15.5 The Unitized Substances allocated to each Tract shall be delivered in kind to the respective Working Interest Owners and parties entitled thereto by virtue of the ownership of Oil and Gas Rights therein or by purchase from such owners. Each Working Interest Owner and the parties entitled thereto shall have the continuing right to receive such production in kind at a common point within the Unit Area and to sell or dispose of the same as it sees fit. Each such party shall have the right to construct, maintain, and operate all necessary facilities for that purpose on Unitized Land, provided the same are so constructed, maintained and operated as not to interfere with operations carried on pursuant hereto. Subject to Article XVI hereof, any extra expenditure incurred by Unit Operator by reason of the delivery in kind of any portion of the Unitized Substances shall be borne by the party receiving the same in kind. If a Royalty Owner has the right to take in kind a share of Unitized Substances and fails to do so, the Working interest Owner whose Working Interest is subject to such Royalty Interest shall be entitled to take in kind such share of the Unitized Substances.

15.6 If any party fails to take in kind or separately dispose of its share of Unitized Substances, Unit Operator shall have the right for the time being and subject to revocation at will by the party owning the share, to sell, or otherwise dispose of such production to itself or to others on a day to day basis at not less than the prevailing market price in the area for like production. The proceeds of the Unitized Substances so disposed of by Unit Operator shall be paid to the party entitled thereto.

15.7 Notwithstanding the foregoing, the Unit Operator shall not make a sale into interstate commerce of any Working Interest Owner’s share of gas production without first giving such Working Interest Owner sixty (60) days notice of such intended sale.

15.8 Any Working Interest Owner receiving in kind or separately disposing of all or any part of the Unitized Substances allocated to any Tract, or receiving the proceeds therefrom if the same is sold or purchased by Unit Operator, shall be responsible for the payment of all Royalty on the lease or leases and Tracts contributed by it and received into the Unit, and each such party shall hold each other party hereto harmless against all claims, demands and causes of action for such Royalty on the lease or leases and Tracts contributed by it to the Unit.

15.9 If, after the effective date of this agreement, there is any Tract or Tracts that are subsequently committed hereto, as provided in Article

IV (Expansion of Unit Area) hereof, or any Tract or Tracts within the Unit Area not committed hereto as of the effective date hereof but which are subsequently committed hereto under the provisions of Article XXXII (Non-Joinder and Subsequent Joinder) or if any Tract is excluded from the Unit Agreement as provided for in Article XXX (Loss of Title), the schedule of participation as shown in Exhibit “C”, subject to Article XIII (Tract Participation), and Article XIV (Tracts Qualified for Participation), shall be revised by the Unit Operator and distributed to the Working Interest Owners and the Supervisor to show the revised Tract Participation of all the qualified Tracts; and the revised Exhibit “C”, upon approval by the Supervisor shall govern all the allocation of production of Unitized Substances from and after the effective date thereof until a revised schedule is approved as hereinabove provided.

15.10 Unit Operator may use as much of the Unitized Substances as may reasonably be deemed necessary for the operation and development of the Unitized Lands, including but not limited to the injection of Unitized Substances into the Unitized Formation, provided such operations are in accordance with a plan of operations approved by the Supervisor.

15.11 No Royalty shall be payable upon or with respect to Unitized Substances used or consumed in the operation or development of the Unitized Land or which may be otherwise unavoidably lost or consumed in production, handling, treating, transportation or storing of Unitized Substances, provided such operations are in accordance with a plan of operations approved by the Supervisor.

ARTICLE XVI

ROYALTY SETTLEMENT

16.1 The United States of America and all Royalty Owners who, under an existing contract, are entitled to take in kind a share of the substances produced from any Tract unitized hereunder, shall continue to be entitled to such right to take in kind their share of the Unitized Substances allocated to such Tract, and Unit Operator shall make deliveries of such Royalty share taken in kind in conformity with the applicable contracts, laws and regulations.

Settlement for Royalty Interest not taken in kind shall be made by Working Interest Owners responsible therefor under existing contracts, laws and regulations on or before the last day of each month for Unitized Substances produced during the preceding calendar month; provided, however, that nothing herein contained shall operate to relieve the lessee of any land from their respective lease obligations for the payment of any Royalty due under their leases, except that such Royalty shall be computed on Unitized Substances as allocated to each Tract in accordance with the terms of this Unit Agreement.

16.2 If the amount of production or the proceeds thereof accruing to any Royalty Owner (except the United States of America) in a Tract depends upon the average production per well or the average pipeline runs per well from such Tract during any period of time, then such production shall be determined from and after the effective date hereof by dividing the quantity of Unitized Substances allocated hereunder to such Tract during such period of time by the number of wells located thereon capable of producing as of the effective date hereof, provided, however, any Tract without a producible well on said effective date shall, for the purposes herein contained, be considered as having one such well thereon.

16.3 If gas, obtained from lands not subject to this agreement is introduced into the Unitized Formation, for use in repressuring, stimulation of production or increasing ultimate recovery in conformity with a plan approved pursuant to Article XI (Plan of Operations), a like amount of gas, less appropriate deductions for loss or depletion from any cause, may be withdrawn from the Unitized Formation, Royalty free as to dry gas but not as to the products extracted therefrom; provided such withdrawal shall be pursuant to such conditions and formulas as may be prescribed or approved by the Supervisor; and provided further that such right of withdrawal shall terminate as of the effective date of termination of the Unit Agreement.

16.4 Royalty due the United States shall be computed as provided in the operating regulations and paid in value or delivered in kind as to all

Unitized Substances on the basis of the amounts thereof allocated to Unitized Federal lands as provided herein at the rate or rates as may be authorized by law or regulation; provided, that for leases on which the royalty rate depends on the daily average production per well, such average production shall be determined in accordance with the operating regulations as though the unitized lands were one lease.

16.5 Each Royalty Owner (other than the United States of America) that executes this agreement represents and warrants that it is the owner of a Royalty Interest in a Tract or Tracts within the Unit Area as its interest appears in Exhibit “B” attached hereto. If any Royalty Interest in a Tract or Tracts should be lost by title failure or otherwise in whole or in part, during the term of this agreement, then the Royalty Interest of the party representing himself to be the owner thereof shall be reduced proportionately and the interest of other parties shall be adjusted accordingly.

ARTICLE XVII

RENTAL SETTLEMENT

17.1 Rentals or minimum royalties due on leases committed hereto shall be paid by Working Interest Owners responsible therefor under existing contracts, laws and regulations provided that nothing herein contained shall operate to relieve the lessees of any land from their respective lease obligations for the payment of any rental or minimum royalty in lieu thereof, due under their leases. Rental or minimum Royalty for lands of the United States of America subject to this agreement shall be paid at the rate specified in the respective leases from the United States of America, unless rental or minimum Royalty is waived, suspended or reduced by law or by approval of the Secretary or his duly authorized representative.

ARTICLE XVIII

CONSERVATION

18.1 Operations hereunder and production of Unitized Substances shall be conducted to provide for the most economical and efficient recovery of said substances without waste, as defined by or pursuant to Federal and State laws and regulations.

ARTICLE XIX

DRAINAGE

19. 1 The Unit Operator shall take such measures as the Supervisor deems appropriate and adequate to prevent drainage of Unitized Substances from Unitized Land by wells on land not subject to this agreement.

ARTICLE XX

LEASES AND CONTRACTS CONFORMED AND EXTENDED

20.1 The terms, conditions and provisions of all leases, subleases and other contracts relating to exploration, drilling, development or operation for oil or gas on lands committed to this agreement are hereby expressly modified and amended to the extent necessary to make the same conform to the provisions hereof, but otherwise to remain in full force and effect, and the parties hereto hereby consent that the Secretary, by his approval hereof, or by the approval hereof by his duly authorized representative, does hereby establish, alter, change or revoke the drilling, producing, rental minimum Royalty and Royalty requirements of Federal leases committed hereto and the regulations of Federal leases committed hereto and the regulations in respect thereto to conform said requirements to the provisions of this agreement.

20.2 Without limiting the generality of the foregoing, all leases, sub-leases and contracts are particularly modified in accordance with the following:

(a)  The development and operation of lands subject to this agreement under the terms hereof shall be deemed full performance of all obligations for development and operation with respect to each and every separately owned Tract subject to this agreement, regardless of whether there is any development of any particular Tract of the Unitized Land.

(b)  Drilling, producing or secondary recovery operations performed hereunder upon any Tract of Unitized Lands shall be accepted and deemed to be performed upon and for the benefit of each and every Tract of Unitized Land, and no lease shall be deemed to expire by reason of failure to drill or produce wells situated on land therein embraced.

(c)  Suspension of drilling or producing operations on all Unitized Lands.-pursuant to direction or consent of the Secretary or his duly authorized representative, shall be deemed to constitute such suspension pursuant to such direction or consent as to each and every Tract of Unitized Lands. A suspension of drilling or producing operation on specified lands shall be applicable only to such lands.

(d)  Each lease, sub-lease or contract relating to the exploration, drilling, development or operation for oil and gas which by its terms might expire prior to the termination of this agreement, is hereby extended beyond any such term so provided therein, so that it shall be continued in full force and effect for and during the term of this agreement.

(e)  The segregation of any Federal lease committed to this agreement is governed by the following provision in the fourth paragraph of Article 17(j) of the Mineral Leasing Act, as amended by the Act of September 2, 1960 (74 Stat. 781-784: “Any (Federal) lease heretofore or hereafter committed to any such (Unit) plan embracing lands that are in part within and in part outside of the area covered by any such plan shall be segregated into separate leases as to the lands committed and the lands not committed as of the effective date of unitization; provided, however, that any such lease as to the non-unitized portion shall continue in force and effect for the term thereof but for not less than two years from the date of such segregation and so long thereafter as oil or gas is produced in paying quantities”.

ARTICLE XXI

COVENANTS RUN WITH LAND

21.1 All terms and conditions herein contained shall be construed to be covenants running with the land with respect to the interest of the parties hereto and their successors in title until this agreement terminates, and any grant, transfer, conveyance or any passage of any interest in land or leases subject hereto, no matter how accomplished, shall be and hereby is conditioned upon the assumption of all privileges and obligations by such successor in interest. By way of illustration, but not limitation, if any Working Interest Owner shall, after executing this agreement, create any overriding royalty, production payment or any similar interest or interests, the new owner or owners of such interest or interests shall be bound by the terms of this agreement and the Unit Operating Agreement. No assignment or transfer of any Working Interest subject hereto shall be binding upon Unit Operator until the first day of the calendar month after Unit Operator is furnished with the original or acceptable photostatic or certified copy, of the recorded instrument of transfer; and no assignment or transfer of a Royalty Interest subject hereto shall be binding upon the Working Interest Owner responsible therefor until the first day of the calendar month after said Working Interest Owner is furnished with the original, or acceptable photostatic or certified copy, of the recorded instrument of transfer.

ARTICLE XXII

EFFECTIVE DATE AND TERM

22.1 This agreement shall become binding upon each party who executes or ratifies it as of the date of execution or ratification by such party and shall become effective as of 7:00 A.M. of the first day of the calendar month next following:

(a)  The execution or ratification of this agreement and, the Unit Operating Agreement by Working Interest Owners owning Tracts with a combined Phase I Unit Participation of at least eighty-five percent (85%), and the execution or ratification of this agreement by Royalty Owners owning Tracts with a combined interest of at least sixty-five percent (65%) of the Royalty Interest in the Unit Area, calculated on the basis of Phase I Unit Participation; and

(b)  The approval of this agreement by the Supervisor and Commission.

(c)  The filing of at least one counterpart of this agreement for record in the office of the County Clerk of Lea County, New Mexico, by the Unit Operator; and provided further that if (a), (b) and (c) above are not accomplished on or before. July 1, 1971, this agreement shall ipso facto expire on said date (hereinafter called “expiration date”) and thereafter be of no further force or effect unless prior thereto this agreement has been executed or ratified by Working Interest Owners owning a combined Phase I Participation of at least eighty percent (80%), and that Working Interest Owners owning in the aggregate sixty-five percent (65%) or more of the total Phase I Participation committed to this agreement have decided to extend said expiration date for a period not to exceed six (6) months (hereinafter called “extended expiration date”). If said expiration date is so extended and (a), (b) and (c) are not accomplished on or before said extended expiration date, this agreement shall ipso facto expire on said extended expiration date and thereafter be of no further force or effect.

22.2 Unit Operator shall, within thirty (30) days after the effective date of this agreement, file for record in the office where a counterpart of this agreement is recorded, a certificate to the effect that this agreement has become effective according to its terms and stating further the effective date.

22.3 The term of this agreement shall be for and during the time that Unitized Substances are produced in quantities sufficient to pay for the cost of producing same from wells on the Unitized Land and so long thereafter as diligent drilling, reworking or other operations (including secondary recovery operations) are prosecuted thereon without cessation of more than ninety (90) consecutive days, and so long thereafter as Unitized Substances are produced as aforesaid.

22.4 This agreement may be terminated at any time for any other reason with the approval of the Supervisor by at least three Working Interest Owners owning seventy-five percent (75%) Unit Participation which is in effect at the time the vote is taken. Notice of any such termination shall be given to all parties hereto, and a copy filed by Unit Operator in the office of the County

Clerk of Lea County, New Mexico.

22.5 Upon termination of this agreement, Unit Operations shall cease and the parties hereto shall be governed by the terms and provisions of the leases and contracts affecting the separate Tracts.

22.6 If not otherwise provided by the leases unitized under this agreement, Royalty Owners hereby grant Working Interest Owners a period of six (6) months after termination of this agreement in which to salvage, sell, distribute or otherwise dispose of the personal property and facilities used in connection with Unit operations.

ARTICLE XXIII

RATE OF PROSPECTING, DEVELOPMENT AND PRODUCTION

23.1 All production and the disposal thereof shall be in conformity with allocations and quotas made or fixed by any duly authorized person or regulatory body under any Federal or State statute. The Director is hereby vested with authority to alter or modify from time to time, in his discretion, the rate of prospecting and development and within the limits made or fixed by the Commission to alter or modify the quantity and rate of production under this agreement, such authority being hereby limited to alteration or modification in the public interest, the purpose thereof and the public interest to be served thereby to be stated in the order of alteration or modification.

23.2 Powers in this Article vested in the Director shall only be exercised after notice to Unit Operator and opportunity for hearing to be held not less than fifteen (15) days from notice, and thereafter subject to administrative appeal before becoming final.

ARTICLE XXIV

NON-DISCRIMINATION

24.1 In connection with the performance of work under this agreement, the Unit Operator agrees to comply with all of the provisions of Section 202(1) to (7), inclusive, of Executive Order 11246, (30 F.R. 12319), which are hereby incorporated by reference in this agreement.

ARTICLE XXV

APPEARANCES

25.1 Unit Operator, after notice to other parties affected, shall have the right to appear for or on behalf of any and all interests affected hereby before the Department and to appeal from any order issued under the rules and regulations of the Department, or to apply for relief from any of said rules and regulations or in any proceedings relative to operations before the Department, or any other legally constituted authority; provided, however, that any other interested party shall also have the right at his or its own expense to be heard in any such proceeding.

ARTICLE XXVI

NOTICES

26.1 All notices, demands, objections or statements required hereunder to be given or rendered to the parties hereto shall be deemed fully given if made in writing and personally delivered to the party or parties or sent by postpaid certified mail, addressed to such party or parties at their respective addresses set forth in connection with the signatures hereto or to the ratification or consent hereof or to such other address as any such party or parties may have furnished in writing to the party sending the notice, demand or statement.

ARTICLE XXVII

NO WAIVER OF CERTAIN RIGHTS

27.1 Nothing in this agreement contained shall be construed as a waiver of any party hereto of the right to assert any legal or constitutional right or defense as to the validity or invalidity of any law of the State wherein said Unitized Lands are located, or of the United States or the rules or regulations issued thereunder in any way affecting such party, or as a waiver by any such party of any right beyond his or its authority to waive.

ARTICLE XXVIII

PERSONAL PROPERTY EXCEPTED

28.1 Each of the Working Interest Owners hereto has heretofore individually placed in or on the wells drilled by such Working Interest Owner on its leases or interests and in or on the land covered by said leases or interests certain casing, casing flanges, tubing, rods, pipes, tanks as well as other lease and well equipment or other personal property (to all of which the provisions hereof are applicable whether similar or dissimilar in nature to the foregoing enumeration). As to all of such equipment, the installing Working Interest Owner has the contractual right in and under its respective leases to remove same from the premises, and the installation thereof by said Working Interest Owner was with the intention and understanding that all of such equipment would be and remain personal property and that no part thereof would be or become fixtures to the realty. The Working Interest Owners hereto have dealt separately among themselves and do hereby make a separate agreement with each other with respect to such lease and well equipment and all other such personal property located in or on the well or their respective leases, on the one hand, and the realty, leasehold estates, and the wells (exclusive of all equipment in or on said wells) located on and the Unitized Substances underlying the Unit Area, on the other hand. To that end, the Working Interest Owners have severed, and do hereby sever for all purposes of this agreement, all such lease and well equipment and other such personal property which may be located in or on the respective leases or in or on the wells thereon from the real leasehold estates, and the wells located on and the Unitized Substances underlying the Unit Area. To conform their respective investments in such equipment, Working Interest Owners have made a separate agreement with each other with respect thereto.

ARTICLE XXIX

UNAVOIDABLE DELAY

29.1 All obligations under this agreement requiring the Unit Operator to commence or continue secondary recovery operations or to operate on or produce Unitized Substances from any of the lands covered by this agreement shall be suspended while, but only so long as the Unit Operator, despite the exercise of due care and diligence, is prevented from complying with such obligations, in whole or in part, by strikes, acts of God, Federal, State or municipal law or agency, unavoidable accident, uncontrollable delays in transportation, inability to obtain necessary materials in open market, or other matters beyond the reasonable control of the Unit Operator whether similar to matters herein enumerated or not. No Unit obligation which is suspended pursuant to this section shall become due less than thirty (30) days after it has been determined that the suspension is no longer applicable. The determination of creditable “unavoidable delay” time shall be made by Unit Operator subject to the approval of the Supervisor.

ARTICLE XXX

LOSS OF TITLE

30.1 If any Tract of Unitized Land ceases to have sufficient Working Interest or Royalty Interest committed to this agreement to meet the conditions of Article XIV because of failure of title to any party hereto, such Tract shall be regarded as not committed hereto as of 7:00 A. M. on the first day of the calendar month in which such failure of title is finally determined; provided, however, that no such Tract shall be so regarded if same can be re-qualified under said Article XIV within ninety (90) days after the date on which such title failure was finally determined. If any such Tract cannot be so re-qualified, Unit Operator shall recompute the Tract Participation of each Tract of Unitized Land remaining subject to this agreement so that such Tract Participation shall remain in the same ratio one to another. Thereafter, Unit Operator shall revise Exhibits “C” conformably with such recomputation. Each such revised exhibit shall be effective at 7:00 A. M. on the first day of the calendar month in which such failure of title is finally determined. If title to a Working Interest fails, the rights and obligations of Working Interest Owners by reason of such failure shall be governed by the Unit Operating Agreement. If title to a Royalty Interest fails, but the Tract to which it relates remains committed to this agreement, the Royalty Owner whose title failed shall not be entitled to participate hereunder insofar as its participation is based on such lost Royalty Interest. In the event of a dispute as to the title of any Working or Royalty Interest, or other interest subject hereto, payment or delivery on account thereof may be withheld without liability or interest until the dispute is finally settled; provided, that as to Federal land or leases, no payments of funds due the United States of America shall be withheld, but such funds shall be deposited as directed by the Supervisor to be held as unearned money pending final settlement of the title dispute, and then applied as earned or returned in accordance with such final settlement.

30.2 Unit Operator, as such, is relieved from any responsibility for any defect or failure of any title hereunder.

ARTICLE XXXI

BORDER AGREEMENTS

31.1 Subject to the approval of the Supervisor, the Unit Operator upon the concurrence of at least three Working Interest Owners owning at least sixty-five percent (65%) of Unit Participation which is in effect at the time the vote is taken may enter into a border-protection agreement or agreements with the Working Interest Owners of lands adjacent to the committed Tracts with respect to the operations in the border area for the maximum ultimate recovery, conservation purposes and proper protection of the parties and interests.

ARTICLE XXXII

JOINDER IN DUAL CAPACITY

32.1 Execution as herein provided by any party either as a Working Interest Owner or as a Royalty Owner shall commit all interests that may be owned or controlled by such party, provided that any party owning a Working Interest must also execute the Unit Operating Agreement for his Working Interest to be committed hereto.

ARTICLE XXXIII

NON-JOINDER AND SUBSEQUENT JOINDER

33.1 Joinder by any Royalty and Record Owner, at any time, must be accompanied by appropriate joinder of the corresponding Working Interest Owner in order for the interest of such Royalty and Record Owner to be regarded as committed. Joinder to the Unit Agreement by a Working Interest Owner, at any time, must be accompanied by appropriate joinder to the Unit Operating Agreement in order for such interest to be regarded as committed to this Unit Agreement.

33.2 Any oil or gas interest in the Unitized Formation not committed hereto prior to submission of this agreement for final approval may thereafter be committed hereto upon compliance with the applicable provisions of this Article and of Article XIV (Tracts Qualified for Participation) hereof, at any time up to the effective date hereof on the same basis of participation as provided in said Article XIV, by the owner or owners thereof subscribing, ratifying or consenting in writing to this agreement and, if the interest is a Working Interest, by the owner of such interest subscribing also to the Unit Operating Agreement.

33.3 It is understood and agreed, however, that from and after the effective date hereof the right of subsequent joinder by a Working Interest Owner as provided in this Article shall be subject to such requirements or approvals and on such basis as may be agreed upon by Working Interest Owners having not less than eighty percent (80%) Unit Participation which is in effect at the time the vote is taken and approved by the Director or Supervisor. Such subsequent joinder by a proposed Working Interest Owner must be evidenced by his execution or ratification of this agreement and the Unit Operating Agreement. Such joinder by a proposed Royalty Owner must be evidenced by his execution, ratification or consent of this agreement and must be consented to in writing by the Working Interest Owner responsible for the payment of any benefits that may accrue hereunder in behalf of such proposed Royalty Owner. Except as may be otherwise herein provided, subsequent joinder to this agreement shall be effective at 7:00 A.M. as of the first day of the month following the filing with the Supervisor of duly executed counterparts of any and all documents necessary to establish effective commitment of any Tract or interest to this agreement, unless objection to such joinder by the Supervisor is duly made within sixty (60) days after such filing.

ARTICLE XXXIV

TAXES

34. 1 Each party hereto shall, for its own account, render and pay its share of any taxes levied against or measured by the amount or value of the Unitized Substances produced from the Unitized Land; provided, however, that if it is required or if it be determined that the Unit Operator or the several Working Interest Owners must pay or advance said taxes for the account of the parties hereto, it is hereby expressly agreed that the parties so paying or advancing said taxes shall be reimbursed therefor by the parties hereto, including Royalty Owners, who may be responsible for the taxes on their respective allocated share of said Unitized Substances. No such taxes shall be charged to the United States nor to any lessor who has a contract with a lessee which requires his lessee to pay such taxes.

ARTICLE XXXV

CONFLICT OF SUPERVISION

35.1 Neither the Unit Operator nor the Working Interest Owners, nor any of them, shall be subject to any forfeiture, termination or expiration of any rights hereunder or under any leases or contracts subject hereto, or to any penalty or liability on account of delay or failure in whole or in part to comply with any applicable provisions thereof, to the extent that the said Unit Operator or the Working Interest Owners, or any of them, are hindered, delayed or prevented from complying therewith by reason of failure of the Unit Operator to obtain, in the exercise of due diligence, the concurrence of proper representatives of the United States in and about any matters or things concerning which it is required herein that such concurrence be obtained. The parties hereto, agree that all powers and authority are vested in the Commission in and by any provisions of the laws of the State of New Mexico and subject in any case to appeal or judicial review as may now or hereafter be provided by the laws of the State of New Mexico.

ARTICLE XXXVI

NO PARTNERSHIP

36.1 The duties, obligations and liabilities of the parties hereto are intended to be several and not joint or collective. This agreement is not intended to create, and shall not be construed to create, an association or trust, or to impose a partnership duty, obligation or liability with regard to any one or more of the parties hereto. Each party hereto shall be individually responsible for its own obligations as herein provided.

ARTICLE XXXVII

PRODUCTION AS OF THE EFFECTIVE DATE

37.1 Unit Operator shall make a proper and timely gauge of all leases and other tanks on Unitized Land in order to ascertain the amount of merchantable oil above the pipeline connection in such tanks as of 7:00 A. M. on the effective date hereof. The oil that is a part of the prior allowable of the wells from which it was produced shall be and remain the property of the Interest Owner entitled thereto, the same as if the Unit had not been formed; and the responsible Working Interest Owner shall promptly remove said oil from Unitized Land. Any such oil not so removed may be sold by Unit Operator for the account of such Working Interest Owner, subject to the payment of all Royalty to Royalty Owners under the applicable lease or leases and other contracts. The oil that is in excess of the prior allowable of the wells from which it was produced shall be regarded as Unitized Substances produced after effective date hereof.

37.2 If, as of the effective date hereof, any Tract is overproduced with respect to the allowable of the wells on that Tract and the amount of overproduction has been sold or otherwise disposed of, such overproduction shall be regarded as a part of the Unitized Substances produced after the effective date hereof and shall be charged to such Tract as having been delivered to the parties entitled to Unitized Substances allocated to such Tract.

ARTICLE XXXVIII

COUNTERPARTS

38.1 This agreement may be executed in any number of counterparts, no one of which needs to be executed by all parties and may be ratified or consented to by separate instruments in writing specifically referring hereto, and shall be binding upon all those parties who have executed such a counterpart, ratification or consent hereto with the same force and effect as if all parties had signed the same document, and regardless of whether or not it is executed by all other parties owning or claiming an interest in the land within the above described Unit Area.

IN WITNESS WHEREOF, the parties hereto have executed this agreement on the dates shown opposite their respective signatures.

RESERVE OIL AND GAS COMPANY

ATTESTS

By	[ILLEGIBLE]	By	Paul D. Meadows
Assistant Secretary		Vice President

Dated:	January 21, 1970

THE STATE OF TEXAS

COUNTY OF DALLAS

The forgoing instrument was acknowledged before me this       day of January, 1970, by PAUL D. MEADOWS, Vice President for Reserve Oil and Gas Company, on behalf of said corporation.

[ILLEGIBLE]
Notary Public in and for Dallas County, Texas
By Commission Expires:
June 1, 1971

WORKING INTEREST OWNERS

Date

Date

Date

Date

Date

Date

Date

Date

R-36-E
R-37-E
T-24-S
11
12
13
14
17
19
20
23
24
25
26
30

LEGEND:

- UNIT BOUNDARY
- TRACT NUMBER
- FEDERAL ACREAGE

EXHIBIT A

COOPER JAL UNIT

JALMAT AND LANGLIE MATTIX FIELDS

Lea County, New Mexico

SCALE: 1"=1000'

1000 0 1000 2000 3000

EXHIBIT “B” TO UNIT AGREEMENT

COOPER JAL UNIT

LEA COUNTY, NEW MEXICO

SCHEDULE OF OWNERSHIP

TRACT NO.	DESCRIPTION OF LAND	NO. ACRES	SERIAL NO. AND LEASE NAME	BASIC ROYALTY OWNER AND PERCENTAGE	LESSEE OF RECORD	OVERRIDING ROYALTY OWNER AND PERCENTAGE	WORKING INTEREST OWNER AND PERCENTAGE

1	T24S, R37E Section 30: Lots 1 and 2 and E/2 NW/4	156.16	LC-032592(b) H. B. P.	USA - All (Schedule D)	Texaco Inc.	None	Texaco Inc.	100.000%

2	T24S, R37E Section 19: Lots 3 and 4 and E/2 SW/4	156.18	LC-032715 H. B. P.	USA - All (Schedule B)	Amerada Petroleum Corporation	Supplement Note No. 1	Amerada Petroleum Corporation	100.000%

3	T24S, R36E Section 26: NE/4 NE/4	40.00	LC-054665(b) H. B. P.	USA - All (Schedule D)	Texas Pacific Oil Company, Inc. - 7/12 Allied Chemical Co. - 5/12	Supplement Note No. 2	Texas Pacific Oil Company, Inc. (Down to 4,000 Feet)	100.000%

4	T24S, R36E Section 24:	80.00	LC-063965 H. B. P.	USA - All (Schedule B)	Phillips Petroleum Corp.	Supplement Note No. 3	Petroleum Corporation of Texas (Down to 3,750 Feet)	50.000%
	E/2 SE/4						Reserve Oil and Gas Company (Down to 3,750 Feet)	50.000%

5	T24S, R37E Section 19: Lots 1 and 2 and E/2 NW/4	156.22	NM-0321613 H. B. P.	USA - All (Schedule D)	Estate of Abner M. Jack; Annie May Kavanaugh; Estate of Guy Jack, Jr. ; Estate of Florence Jack Mayo; W. M. Beauchamp, Guardian for Wm. Howard Jack	Supplement Note No. 4	Continental Oil Company (Down to Base of Queen Formation) T. J. Sivley (Down to Base of Queen Formation) Dorothy B. Lind (Down to Base of Queen Formation)	50.000 25.000 25.000	% % %

6	T24S, R37E Section 18:	80.00	NM-0321613 H. B. P.	USA - All (Schedule D)	Estate of Abner M. Jack; Annie May Kavanaugh; Estate of Guy Jack, Jr. ;	Supplement Note No. 5	Cities Service Oil Company (Surface to 3,750 Feet)	83.333%
	E/2 SW/4				Estate of Florence Jack Mayo; W. M. Beauchamp, Guardian for Wm. Howard Jack		Hanson Oil Company (Surface to 3,750 Feet)	16.667%

7(a)	T24S, R37E Section 18: Lot 3	38.11	NM-0321613 H. B. P.	USA - All (Schedule D)	Estate of Abner M. Jack; Annie May Kavanaugh; Estate of Guy Jack, Jr. ; Estate of Florence Jack Mayo; W. M. Beauchamp, Guardian for Wm. Howard Jack	Supplement Note No. 6	Cities Service Oil Company (Down to 3,750 Feet)	100.000%

EXHIBIT “B” TO UNIT AGREEMENT

TRACT NO.	DESCRIPTION OF LAND	NO. ACRES	SERIAL NO. AND LEASE NAME	BASIC ROYALTY OWNER AND PERCENTAGE	LESSEE OF RECORD	OVER RIDING ROYALTY OWNER AND PERCENTAGE	WORKING INTEREST OWNER AND PERCENTAGE

7(b)	T24S, R37E Section 18: Lot 4	38.12	NM-0321613 H. B. P.	USA - All (Schedule D)	Estate of Abner M. Jack; Annie May Kavanaugh; Estate of Guy Jack, Jr. ; Estate of Florence Jack Mayo; W. M. Beauchamp, Guardian for Wm. Howard Jack	Supplement Note No. 6	Cities Service Oil Company (Down to 3,750 Feet)	100.000%

8	T24S, R37E Section 18: N/2 NE/4	80.00	Andrews H. B. P.	Supplement Note No. 7	Reserve Oil and Gas Company Atlantic Richfield Company	Supplement Note No. 7	Reserve Oil and Gas Company Atlantic Richfield Company	50.000 50.000	% %

9	T24S, R37E Section 18: NW/4 NW/4 (Lot 1) and E/2 NW/4	118.10	Bates, C. T. H. B. P.	Supplement Note No. 8	Atlantic Richfield Company	None	Atlantic Richfield Company	100.000%

10	T24S, R37E Section 18: SW/4 NW/4	38.11	Bates, C. T. H. B. P.	Supplement Note No. 9	John L. Harian	Supplement Note No. 9	John L. Harian (Oil Rights Only Down to 3,855 Feet) Atlantic Richfield Company (Gas Rights Down to 3,855 Feet)	100.000%

11	T24S, R37E Section 18: SW/4 SE/4	40.00	Bates, C. T. H. B. P.	Supplement Note No. 10	Texas Pacific Oil Co., Inc.	Supplement Note No. 10	Texas Pacific Oil Co., Inc.	100.000%

12	T24S, R37E Section 18: NW/4 SE/4	40.00	Blankenship H. B. P.	Supplement Note No. 11	Texas Pacific Oil Co., Inc.	Supplement Note No. 11	Texas Pacific Oil Co., Inc.	100.000%

13	T24S, R36E Section 14: SE/4 SE/4	40.00	Cooper, J. W. H. B. P.	Supplement Note No. 12	Texas Pacific Oil Co., Inc.	None	Texas Pacific Oil Co., Inc.	100.000%

14	T24S, R36E Section 13:	120.00	Dunn, Maggie H. B. P.	Supplement Note No. 13	Petroleum Corp. of Texas Atlantic Richfield Company	Supplement Note No. 13	Petroleum Corporation of Texas (Down to 4,000 Feet)	50.000%
	N/2 SE/4 and SW/4 SE/4						Atlantic Richfield Company (Down to 4,000 Feet)	50.000%

15	T24S, R36E Section 13: SE/4 SE/4	40.00	Dunn, Maggie H. B. P.	Supplement Note No. 14	Atlantic Richfield Company	None	Atlantic Richfield Company	100.000%

2

EXHIBIT “B” TO UNIT AGREEMENT

TRACT NO.	DESCRIPTION OF LAND	NO. ACRES	SERIAL NO. AND LEASE NAME	BASIC ROYALTY OWNER AND PERCENTAGE	LESSEE OF RECORD	OVERRIDING ROYALTY OWNER AND PERCENTAGE	WORKING INTEREST OWNER AND PERCENTAGE

16	T24S, R36E Section 24:	120.00	Dunn, Maggie H. B. P.	Supplement Note No. 15	Atlantic Richfield Company Reserve Oil and Gas Company	Supplement Note No. 15	Atlantic Richfield Company (Down to 4,000 Feet)	50.000%
	E/2 NE/4 and SW/4 NE/4				Petroleum Corporation of Texas		Reserve Oil and Gas Company (Down to 4,000 Feet)	37.500%
							Petroleum Corporation of Texas (Down to 4,000 Feet)	12.500%

17	T24S, R36E Section 24: NW/4 NE/4	40.00	Dunn Unit H. B. P.	Supplement Note No. 16	Atlantic Richfield Company	None	Atlantic Richfield Company Richardson, Sarah B., Individually and as Trustee U/W/O Jack Richardson	50.000 50.000	% %

18	T24S, R37E Section 18:	80.00	Gutman, Charles H. B. P.	Supplement Note No. 17	Reserve Oil and Gas Company Atlantic Richfield Company	Supplement Note No. 17	Reserve Oil and Gas Company (Down to 3,800 Feet)	50.000%
	S/2 NE/4						Atlantic Richfield Company (Down to 3,800 Feet)	50.000%

19	T24S, R36E Section 25: NW/4	160.00	Harrison, Sally W. H. B. P.	Supplement Note No. 18	Petroleum Corporation of Texas Reserve Oil and Gas Company	Supplement Note No. 18	Petroleum Corporation of Texas Reserve Oil and Gas Company	50.000 50.000	% %

20	T24S, R36E Section 24: NW/4	160.00	Hunter, E. E. H. B. P.	Supplement Note No. 19	Humble Oil and Refining Co.	None	Humble Oil and Refining Co.	100.000%

21	T24S, R36E Section 13: SW/4	160.00	Hunter, Edna E. H. B. P.	Supplement Note No. 20	Reserve Oil and Gas Company Tenneco Oil Company Margaret Strain Mallard Clara Margaret Strain Charles Hunter Strain	Supplement Note No. 20

Reserve Oil and Gas Company (Down to 3,750 Feet)

Tenneco Oil Company
(Down to 3,750 Feet)

Margaret Strain Mallard
(Down to 3,750 Feet)

Clara Margaret Strain
(Down to 3,750 Feet)

Charles Hunter Strain
(Down to 3,750 Feet)

								50.000 25.000 6.250 12.500 6.250	% % % % %

22	T24S, R37E Section 18: NE/4 SE/4	40.00	Russell, P. G. H. B. P.	Theodore Low Company, Inc. - All	Reserve Oil and Gas Company Texas Pacific Oil Co., Inc.	Supplement Note No. 21	Reserve Oil and Gas Company Texas Pacific Oil Co., Inc.	50.000 50.000	% %

23	T24S, R37E Section 18: SE/4 SE/4	40.00	Russell H. B. P.	Theodore Low Company, Inc. - All	Texas Pacific Oil Co., Inc.	Supplement Note No. 22	Texas Pacific Oil Co., Inc.	100.000%

3

EXHIBIT “B” TO UNIT AGREEMENT

TRACT NO.	DESCRIPTION OF LAND	NO. ACRES	SERIAL NO. AND LEASE NAME	BASIC ROYALTY OWNER AND PERCENTAGE	LESSEE OF RECORD	OVERRIDING ROYALTY OWNER AND PERCENTAGE	WORKING INTEREST OWNER AND PERCENTAGE

24	T24S, R36E Section 23: S/2 SE/4 Section 24: W/2 SW/4	160.00	Thomas, A. E. H. B. P.	Supplement Note No. 23	Humble Oil and Refining Co.	None	Humble Oil and Refining Co.	100.000%

25	T24S, R36E Section 24: E/2 SW/4 and W/2 SE/4	160.00	Thomas, Ada H. B. P.	Supplement Note No. 24	Petroleum Corporation of Texas Reserve Oil and Gas Company	Supplement Note No. 24	Petroleum Corporation of Texas (Down to 3,750 Feet) Reserve Oil and Gas Company (Down to 3,750 Feet)	50.000 50.000	% %

26	T24S, R36E Section 25: NE/4	160.00	Van Zandt H. B. P.	Supplement Note No. 25	Reserve Oil and Gas Company Texas Pacific Oil Company, Inc. Adele Irvine Sowell George Bauerdorf Estate	Supplement Note No. 25	Reserve Oil and Gas Company (Down to 3,750 Feet) Texas Pacific Oil Company, Inc. Adele Irvine Sowell George Bauerdorf Estate	50.000 32.813 7.187 10.000	% % % %

27	T24S, R36E Section 26: SE/4 NE/4	40.00	WoolWorth, C. D. H. B. P.	Supplement Note No. 26	L. A. Johnson Johnny French	None	Johnny French Tillie French L. A. Johnson	25.000 25.000 50.000	% % %

SUMMARY OF COOPER JAL UNIT ACREAGE

	NUMBER OF ACRES	PERCENT OF UNIT

Federal Lands	744.79	28.86%

State Lands	None	—

Fee Lands	1,836.21	71.14%

TOTAL	2,581.00	100.00%

4

SUPPLEMENT TO EXHIBIT “B” TO UNIT AGREEMENT
COOPER JAL UNIT
LEA COUNTY, NEW MEXICO

NOTE NO. 1 - UNDER TRACT NO. 2

OVERRIDING ROYALTY OWNER

Atlantic Richfield Company	.37500%
Bonnie R. Etz	.50000%
George Etz	.50000%
Fluor Corporation	.50000%

NOTE NO. 2 - UNDER TRACT NO. 3

OVERRIDING ROYALTY OWNER

None

$9,314,423.00 Production from this and other leases payable to Prudential Insurance Company of America payable out of 65% of Texas Pacific’s Net Interest.

$1,125,000.00 Production Payment out of this and other leases payable to Howard Olsen (1/2) and The Estate of R. Olsen, Deceased (1/2) payable out of 6.25% of Texas Pacific’s Net Interest.

$5,875,000.00 Production Payment out of this and other leases payable to Howard Olsen (1/2) and The Estate of R. Olsen, Deceased (1/2) payable out of 12.5% of Texas Pacific’s Net Interest after the $1,125,000.00 Production Payment payout.

NOTE NO. 3 - UNDER TRACT NO. 4

OVERRIDING ROYALTY OWNER

Phillips Petroleum Company
* When production during any calendar month averages over 15 barrels per well per day.	*12.50000%

* When production during any calendar month averages less than 15 barrels per well per day.	* 5.00000%

$245,000.00 Production Payment plus 6-1/2% interest from this and other leases payable to A. M. C. Corporation out of 65% of 75% of Petco’s Net Interest.

$690,000.00 Production Payment plus 5% interest from this and other leases payable to Permian Charitable Foundation of Midland, Texas, Inc. out of 25% of Petco’s Net Interest.

$7,100,000.00 Production Payment plus 5-5/8% interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

$4,000,000.00 Production Payment plus 5-7/8% interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

NOTE NO. 4 - UNDER TRACT NO. 5

OVERRIDING ROYALTY OWNER

Atlantic Richfield Company	.62500%
Estate of W. H. Jack	.56250%
Catholic Church Extension Society	.50000%
J. H. Daws	.06250%
Mack Easley	.06250%
Howard Bradley Jack	.03125%
Lucille R. Jack	.56250%
Annie May Kavanaugh	.59375%
Dorothy B. Mitchell	.06250%
Pan American Petroleum Corporation	.62500%
John Quinn	.06250%
Standard Oil Company of Texas	.62500%
Continental Oil Company	.62500%

NOTE NO. 5 - UNDER TRACT NO. 6

OVERRIDING ROYALTY OWNER

Catholic Church Extension Society	.50000%
Chevron Oil Company	.62500%
J. H. Daws	.06250%
Mack Easley	.06250%
Howard Bradley Jack	.03125%
Lucille R. Jack	.56250%
Estate of William H. Jack	.56250%
Annie May Kavanaugh	.59375%
Dorothy B. Mitchell	.06250%
John Quinn	.06250%
Atlantic Richfield Company	.62500%
Continental Oil Company	.62500%
Pan American Petroleum Corporation	.62500%

NOTE NO. 6 - UNDER TRACT NO. 7

OVERRIDING ROYALTY OWNER

Catholic Church Extension Society	.50000%
Chevron Oil Company	.62500%
J. H. Daws	.06250%
Mack Easley	.06250%
Howard Bradley Jack	.03125%
Lucille R. Jack	.56250%
Estate of William H. Jack	.56250%
Annie May Kavanaugh	.59375%
Dorothy B. Mitchell	.06250%
John Quinn	.06250%
Atlantic Richfield Company	.62500%
Continental Oil Company	.62500%
Pan American Petroleum Corporation	.62500%

2

NOTE NO. 7 - UNDER TRACT NO. 8

BASIC ROYALTY OWNER

Albuquerque National Bank, Testamentary Trustee of F. A. Andrews, Deceased	11.57%
Selma E. Andrews Agency	13.43%
Harry Arledge	1.04%
S. M. Aronson	1.25%
Jessie B. Crump	6.25%
Joe and Jessie Crump Fund	6.25%
Alfred E. Gutman	4.93%
Daniel L. Gutman	4.93%
Mrs. Dorothy Gutman Trustee	2.47%
Dorothy Gutman	4.93%
Daniel Gutman, Trustee of Estate of Max Gutman	14.79%
Betty Gutman Guttag	7.40%
Hendrick Memorial Hospital	12.50%
Mrs. Julia Levine Daniels	2.08%
Scope Industries	.62%
Atlantic Richfield Company	.62%
Edith G. Socolow	4.94%

OVERRIDING ROYALTY OWNER

Scope Industries	5.07810%

$7,100,000.00 Production Payment plus 5-5/8% interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

$4,000,000.00 Production Payment plus 5-7/8% interest payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

NOTE NO. 8 - UNDER TRACT NO. 9

BASIC ROYALTY OWNER

Charles T. Bates, Jr.	3.61%
James Ray Bates	3.61%
Kenneth C. Bates	3.61%
Lucille Chism Bates	3.13%
Theodocia G. Bates	12.64%
Warren J. Bates	3.61%
Ether Chism	20.83%
Catherine L. Dumraese	27.08%
Wilma Chism Lain	3.13%
Norma Chism, McCarthy	3.13%
Mary Louise Nommensen	3.12%
Oil Finders, Inc.	3.13%
Atlantic Richfield Company	9.37%

3

NOTE NO. 9 - UNDER TRACT NO. 10

BASIC ROYALTY OWNER

Kenneth C. Bates	3.61%
Docia Bates	3.61%
Charles T. Bates, Jr.	3.61%
James Ray Bates	3.61%
Warren J. Bates	3.61%
Theodocia C. Bates	9.03%
Oil Finders, Inc.	3.13%
Atlantic Richfield Company	9.38%
Catherine L. Dumraese	27.08%
Ether Chism	20.83%
Lucille Chism Bates	3.13%
Wilma Chism Lain	3.13%
Norma Chism McCarthy	3.12%
Mary Louise Nommensen	3.12%

OVERRIDING ROYALTY OWNER

Atlantic Richfield Company
*When wells are capable of making 100% of allowable.	*10.937500%

*When wells are capable of making 75% - 100% of allowable.	* 8.203125%

*When wells are making less than 75% of allowable.	* 5.46875%

Oil Well Remedial Service	5.46875%
Florence M. Lathrop	5.46875%

NOTE NO. 10 - UNDER TRACT NO. 11

BASIC ROYALTY OWNER

Charles T. Bates, Jr.	4.45%
Docia Bates	15.56%
James Ray Bates	4.45%
Kenneth C. Bates	4.45%
Lucille Chism Bates	3.12%
Warren J. Bates	4.45%
Ether Chism	20.83%
Catherine L. Dumraese	33.33%
Wilma Chism Lain	3.12%
Norma Chism McCarthy	3.12%
Mary Louise Nommensen	3.12%

OVERRIDING ROYALTY OWNER

Dacia Bates	2.73438%
Catherine L. Dumraese	4.16667%

4

NOTE NO. 11 - UNDER TRACT NO. 12

BASIC ROYALTY OWNER (Based On Gas Ownership)

The Colorado Corporation	.01%
Joseph C. Blake	.01%
Daisy D. Blankenship	15.00%
Georgia Lee Clarke	1.56%
C. S. Daley	.02%
Myrtle L. Davis	.04%
L. M. Decker and Yvonne Baird Decker	81.25%
Margaret R. Ellison	.01%
Roy F. Faskin	.02%
Elizabeth Rittenhouse Lamb	.01%
Harry Levy	.02%
Paul Lyon and Martha Lyon	1.56%
Beverly B. Nelson	.02%
Joseph Nelson	.04%
Veva Neva K. Nelson	.08%
Earle M. Simon	.02%
Elmer H. Wahl	.31%
A. W. Wuesterberg	.02%

OVERRIDING ROYALTY OWNER

The Colorado Corporation	.00107%
Joseph C. Blake	.00107%
Daisy D. Blankenship	1.64063%
Georgia Lee Clarke	.17090%
C. S. Daley	.00214%
Myrtle L. Davis	.00427%
L. M. Decker and Yvonne Baird Decker	8.88672%
Margaret R. Ellison	.00107%
Roy F. Faskin	.00214%
Elizabeth Rittenhouse Lamb	.00107%
Harry Levy	.00213%
Paul Lyon and Martha Lyon	.17090%
Beverly B. Nelson	.00214%
Joseph Nelson	.00427%
Veva Neva K. Nelson	.00854%
Earle M. Simon	.00213%
Elmer H. Wahl	.03418%
A. W. Wuesterberg	.00213%

NOTE NO. 12 - UNDER TRACT NO. 13

BASIC ROYALTY OWNER

Atlantic Richfield Company	18.37%
Jessie Cooper	4.08%
General Crude Oil Company	9.18%
Kenneth N. Headley	.77%
Frances Smyrl Jennings	.76%
John H. Hendrix	48.98%
Mobil Oil Corporation	16.33%
Southern Petroleum Exploration, Inc.	1.53%

5

NOTE NO. 13 - UNDER TRACT NO. 14

BASIC ROYALTY OWNER

Atlantic Richfield Company	40.00%
Billy Dunn	6.07%
Haskell J. Dunn	4.28%
Ralph S. Dunn	4.28%
Fluor Corporation	20.00%
Annie Ford	6.07%
Ima Hays	1.67%
G. M. Jinkins	1.67%
North Central Oil Corp.	7.50%
Roger B. Owings	2.50%
Sharon Dunn Riley	.36%
Mona Dunn Shofner, Aux. Adm. of Estate of Walker A. Dunn, Deceased	3.57%
Annabel Winningham	1.67%
Suspense (Walker A. Dunn, Jr.)	.36%

OVERRIDING ROYALTY OWNER

Aikman Oil and Gas Company	2.73420%
G. W. Hutcheson	2.73420%

$245,000.00 Production Payment plus 6-1/2% interest from this and other leases payable to A.M.C. Corporation out of 65% of 75% Of PETCO’s Net Interest.

$690,000.00 Production Payment plus 5% interest from this and other leases payable to Permian Charitable Foundation of Midland, Texas, Inc. out of 25% of PETCO’s Net Interest.

NOTE NO. 14 - UNDER TRACT NO. 15

BASIC ROYALTY OWNER

Atlantic Richfield Company	40.00%
Billy Dunn	6.07%
Haskell J. Dunn	4.28%
Ralph S. Dunn	4.28%
Fluor Corporation	20.00%
Annie Ford	6.07%
Ima Hays	1.67%
G. M. Jinkins	1.67%
North Central Oil Corp.	7.50%
Roger B. Owings	2.50%
Sharon Dunn Riley	.36%
Mona Dunn Shofner, Aux. Adm. of Estate of Walker A. Dunn, Deceased	3.57%
Annabel Winningham	1.67%
Suspense (Walker A. Dunn, Jr.)	.36%

6

NOTE NO. 15 - UNDER TRACT NO. 16

BASIC ROYALTY OWNER

Atlantic Richfield Company	40.00%
Billy Dunn	6.07%
Haskell J. Dunn	4.28%
Ralph S. Dunn	4.28%
Fluor Corporation	20.00%
Annie Ford	6.07%
Ima Hays	1.67%
G. M. Jinkins	1.67%
North Central Oil Corp.	7.50%
Roger B. Owings	2.50%
Mona Dunn Shofner, Aux. Adm. of Estate of Walker A. Dunn, Deceased	3.57%
Annabel and R. R. Winningham	1.67%
Suspense (Sharon Dunn Riley and Walker A. Dunn, Jr.)	.72%

OVERRIDING ROYALTY OWNER

Scope Industries	3.95510%

NOTE NO. 16 - UNDER TRACT NO. 17

BASIC ROYALTY OWNER

Atlantic Richfield Company	22.22%
Billy Dunn	14.17%
Haskell J. Dunn	10.00%
Ralph S. Dunn	10.00%
Fluor Corporation	11.11%
Annie Ford	14.17%
Ima Hays	.93%
G. M. Jinkins	.93%
North Central Oil Corp.	4.16%
Roger B. Owings	1.39%
Sharon Dunn Riley	83%
Mona Dunn Shofner, Aux. Adm. of Estate of Walker A. Dunn, Deceased	8.33%
Annabel Winningham	.93%
Suspense (Walker A. Dunn, Jr.)	.83%

NOTE NO. 17 - UNDER TRACT NO. 18

BASIC ROYALTY OWNER

Harry Arledge	.78%
S. M. Aronson	2.50%
Fluor Corporation	12.50%
Alfred E. Gutman	8.91%
Daniel L. Gutman	8.91%
Mrs. Dorothy Gutman, Trustee	4.45%
Dorothy Gutman	8.91%
Daniel Gutman, Trustee of Estate of Max Gutman	26.72%
Betty Guttman Guttag	13.36%

7

NOTE NO. 17 - UNDER TRACT NO. 18 (Cont’d.)

BASIC ROYALTY OWNER (Cont’d.)

Mrs. Tina Levine, Deceased	1.56%
Scope Industries	1.25%
Atlantic Richfield Company	1.25%
Edith G. Socolow	8.90%

OVERRIDING ROYALTY OWNER

Scope Industries	2.50000%

$7,100,000.00 Production Payment plus 5-5/8% interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

$4,000,000.00 Production Payment plus 5-7/8% interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

NOTE NO. 18 - UNDER TRACT NO. 19

BASIC ROYALTY OWNER

Charles F. Bedford	.06%
Edwin M. Bedford	.06%
Henry D. Bedford	.06%
Rachel Bedford Bowen	.06%
Mrs. Walter M. Burress	1.56%
Buttram Texhoma Co.	8.61%
Gonzales Royalties Inc.	2.34%
George V. Holmes, Trustee	3.24%
Lasca Inc.	2.00%
Lexington Oil Co.	2.23%
J. M. Richardson Lyeth, Jr. and Monro Longyear Lyeth, Joint Tenants	2.97%
James R. Lyttle, Executor Under Will of Mary Duke Pearlbrook	.79%
Ida D. Miller	.09%
Helen D. Pearlbrook	.88%
Petroleum Corporation of Texas	1.67%
John J. Reynolds	10.50%
Onez Norman Rooney	2.97%
Elaine Newby Shepherd, Ind. & as Attorney	.58%
Southern Minerals Corporation	3.33%
Sparks Healey Company	1.25%
E. M. Sweeney	1.56%
Ellen Anne Williams	.06%
The Atlantic Richfield Company	28.13%
Cities Service Oil Company	25.00%

OVERRIDING ROYALTY OWNER

Humble Oil and Refining Company	12.50000%	(On Oil)
Humble Oil and Refining Company	25.00000%	(On Gas and Casinghead Gas)
Scope Industries	2.50000%

8

NOTE NO. 18 - UNDER TRACT NO. 19 (Cont’d.)

OVERRIDING ROYALTY OWNER (Cont’d.)

$690,000.00 Production Payment plus 5% interest from this and other leases payable to Permian Charitable Foundation of Midland, Texas, Inc. out of 25% of PETCO’s Net Interest.

$7,100,000.00 Production Payment plus 5 5/8% interest from this and other leases payable to Continental. Illinois National Bank and Trust Company out of Reserve’s Net Interest.

$400,000.00 Production Payment plus 3 7/8% interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

NOTE NO. 19 - UNDER TRACT NO. 20

BASIC ROYALTY OWNER

Cities Service Oil Company	20.83%
Mary J. Dotson	.78%
Foster Petroleum Corporation	4.17%
General Crude Oil Company	18.75%
Mobil Oil Corporation	12.50%
Southern California Petroleum Corp.	18.75%
Adele Irvine Sowell, Individually and as Independent Executrix of the Estate of R. H. Sowell, Deceased	6.25%
June D. Speight	2.35%
The First National Bank for Deposit to Account of Howard M. Wilson	1.56%
M. Elizabeth Wilson	1.56%
Atlantic Richfield Company	12.50%

NOTE NO. 20 - UNDER TRACT NO. 21

BASIC ROYALTY OWNER

Atlantic Richfield Company	12.50%
Cities Service Oil Company	20.83%
Mary J. Dotson	.78%
Foster Petroleum Corporation	4.17%
General Crude Oil Company	18.75%
Mobil Oil Corporation	12.50%
Scope Industries	18.75%
Mrs. Adele Irvine Sowell	6.25%
June D. Speight	2.35%
Howard M. Wilson	1.56%
M. Elizabeth Wilson	1.56%

OVERRIDING ROYALTY OWNER

Humble Oil and Refining Company	6.25000%	On Oil
Humble Oil and Refining Company	25.00000%	On Gas
Scope Industries	5.07810%

$7,100,000.00 Production Payment plus 5 5/8% Interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago payable out of Reserve’s Net Interest.

9

NOTE NO. 20 - UNDER TRACT NO. 21 (Cont’d.)

OVERRIDING ROYALTY OWNER (Cont’d.)

$4,000,000.00 Production Payment plus 5-7/8% Interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago payable out of Reserve’s Net Interest.

NOTE NO. 21 - UNDER TRACT NO. 22

OVERRIDING ROYALTY OWNER

Scope Industries	5.46870%

$7,100,000.00 Production Payment plus 5-5/8% Interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

$4,000,000.00 Production Payment plus 5-7/8% Interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

NOTE NO. 22 - UNDER TRACT NO. 23

OVERRIDING ROYALTY OWNER

Atlantic Richfield Company	2.73438%

NOTE NO. 23 - UNDER TRACT NO. 24

BASIC ROYALTY OWNER

Fern Cone	1.56%
Gordon M. Cone	1.43%
Mary J. Dotson	.78%
General Crude Oil Company	18.75%
Sue Saunders Graham	1.04%
Martha Watkins Harris	.52%
Mrs. Clyde Miller	.52%
Mobil Oil Corporation	12.50%
Elyse Saunders Patterson	1.04%
Southern Petroleum Exploration Inc.	3.12%
Adele Irvine Sowell, Individually and as Independent Executrix of the Estate of R. H. Sowell, Deceased	6.25%
June D. Speight	2.35%
Ada E. Thomas	28.13%
Sally Saunders Toles	1.04%
Myrtis Dean Watkins	.52%
Hattie Cooke Williams	3.00%
J. H. Williams	.26%
Elizabeth Woolworth	2.08%
May Woolworth	2.61%
Atlantic Richfield Company	12.50%

10

NOTE NO. 24 - UNDER TRACT NO. 25

BASIC ROYALTY OWNER

Fern Cone	1.56%
Gordon M. Cone	1.43%
Hattie Cocke Williams	3.00%
June D. Speight	2.35%
General Crude Oil Company	18.75%
Southern Petroleum Exploration, Inc.	3.12%
Ada E. Thomas	28.13%
Elizabeth Woolworth	2.08%
May Woolworth	2.61%
Atlantic Richfield Company	12.50%
Elyse Saunders Patterson	1.04%
Sue Saunders Graham	1.04%
Sally Saunders Toles	1.04%
J. H. Williams	.26%
Myrtis Dean Watkins	.52%
Mrs. C. W. Miller	.52%
Mrs. Martha W. Harris	.52%
Mary J. Dotson	.78%
Mobil Oil Company	12.50%
Mrs. Adele Irvine Sowell	6.25%

OVERRIDING ROYALTY OWNER

Humble Oil and Refining Company	12.50000%	(On Oil)
Humble Oil and Refining Company	25.00000%	(On Gas and Casinghead Gas)
Scope Industries	2.50000%

$245,000.00 Production Payment plus 6-1/2% interest from this and other Leases payable to AMC Corporation out of 65% of 75% of PETCO’s Net. Interest.

$690,000.00 Production Payment plus 5% interest from this and other Leases payable to Permian Charitable Foundation of Midland, Texas, Inc. out of 25% of PETCO’s Net Interest.

$7,100,000.00 Production Payment plus 5-5/8% interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

$4,000,000.00 Production Payment plus 5-7/8% interest from this and other Leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

NOTE NO. 25 - UNDER TRACT NO. 26

BASIC ROYALTY OWNER

Atlantic Richfield Company	7.77%
General Crude Oil Company	15.55%
Mobil Oil Corporation	31.10%
M. M. Miller	1.46%
Lydia Quilter	3.89%
Adele Irvine Sowell	4.47%
Atlantic Richfield Company	35.76%

11

NOTE NO. 25 - UNDER TRACT NO. 26 (Cont’d.)

OVERRIDING ROYALTY OWNER

Scope Industries	2.50000%

$7,100,000.00 Production Payment plus 5-5/8% interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

$4,000,000.00 Production Payment plus 5-7/8% interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

NOTE NO. 26 - UNDER TRACT NO. 27

BASIC ROYALTY OWNER

Midwest Oil Corporation	25.00%
L. L. Horne Estate	2.60%
Atlantic Richfield Company	12.50%
General Crude Oil Company	12.50%
Maude E. Soward	1.56%
May Woolworth	1.74%
Elizabeth Woolworth	1.39%
Myrtis Dean Watkins	.35%
Martha W. Harris	.35%
Clyde W. Miller	.35%
Ethel McCabe Trevitt	4.17%
Gonzales Royalties, Inc.	1.25%
Livingston Oil Company	1.19%
George V. Holmes, Trustee	1.73%
Socony Mobil	12.50%
Iris Goldston	10.41%
Iris Goldston and Houston Bank & Trust Company as Co-Trustees U/W/O W. L. Goldston, Deceased	10.41%

*  *  *  *

Except as otherwise expressly set forth, the basic royalty and overriding royalty interests and owners shown on this supplement to Exhibit “B” have been set forth and calculated with respect to the royalties and overriding royalties payable on oil only.

12

REVISED
EXHIBIT “C”

UNIT AGREEMENT
SCHEDULE OF TRACT PARTICIPATION
COOPER JAL UNIT - LEA COUNTY, NEW MEXICO

		PHASE I	PHASE II
		TRACT	TRACT
TRACT		PARTICIPATION	PARTICIPATION
NO.		IN UNIT	IN UNIT

1		5.22514	6.60717
2		9.30905	9.35239
3		.41979	.65271
4		5.92856	6.14339
5		10.51021	14.02949
6		—	.69791
7	A	—	.17268
7	B	2.77474	.36870
8		2.09129	2.80078
9		5.17186	4.60371
10		—	.13844
11		—	.39458
12		3.44906	.18670
13		1.12888	1.17095
14		3.62738	2.76617
15		—	2.35558
16		16.29325	12.45770
17		1.52154	2.18504
18		2.88942	1.38922
19		—	4.08720
20		6.42925	4.34856
21		4.25213	2.22804
22		—	.27424
23		.62869	.81910
24		2.92371	3.58864
25		3.21549	8.33059
26		12.21056	7.85032

	TOTAL	100.00000%	100.00000%

CERTIFICATE AS TO EFFECTIVE DATE
OF COOPER JAL UNIT AGREEMENT
LEA COUNTY, NEW MEXICO

RESERVE OIL AND GAS COMPANY, Unit Operator under the Unit Agreement for the development and operation of the Cooper Jal Unit Area, Lea County, New Mexico, hereby certifies:

1.     The Unit Agreement and the Unit Operating Agreement have been executed or ratified by Working Interest Owners owning Tracts with a combined Phase I unit participation of at least 85% and the Unit Agreement has been executed or ratified by Royalty Owners owning Tracts with a combined Phase I unit participation of at least 65% of the royalty interest in the Unit Area.

2.     The Unit Agreement was approved by the New Mexico Oil Conservation Commission on August 25, 1970, by its Order No. R-4018 in Case No. 4402.

3.     The Unit Agreement was approved by the Regional Oil and Gas Supervisor for the United States Geological Survey on September 29, 1970, as Contract No. 14-08.0001-11584.

4.     A counterpart of the Unit Agreement has been recorded in Book 292 at Pages 352 of the Miscellaneous Records of Lea County, New Mexico.

5.     Pursuant to the provisions of Article XXII, the Cooper Jal Unit Agreement became effective as of 7: 00 A.M. on October 1, 1970.

6.     All of the Tracts as shown on the original Exhibit “B” have qualified under the provisions of Article XIV of the Unit Agreement except Tract No. 27 which was not qualified for participation on the Effective Date of the Unit Agreement.

DATED this 1st day of October, 1970.

RESERVE OIL AND GAS COMPANY

STATE OF TEXAS                 )

COUNTY OF DALLAS          )    ss.

The foregoing instrument was acknowledged before me this 1st day of October, 1970, by (ILLEGIBLE), Attorney-in-Fact for RESERVE OIL AND GAS COMPANY, a corporation, on behalf of said corporation.

[SEAL]	ILLEGIBLE	ILLEGIBLE
	Notary Public	STATE OF NEW MEXICO
My commission expires:		COUNTY OF LEA
ILLEGIBLE	[SEAL]	FILED

ILLEGIBLE

CERTIFICATION - DETERMINATION

Pursuant to the authority vested in the Secretary of Interior as to Federal Lands, under the Act approved February 25, 1920, 41 Stat. 437, as amended, 30 U.S.C. Secs. 181, et seq., and delegated to the Oil and Gas Supervisor of the Geological Survey (33 F.R. 5812) I do hereby

A.    Approve the attached agreement for the development and operation of the Cooper Jal Unit, Lea County, New Mexico.

B.    Certify and determine that the unit plan of development and operation contemplated in the attached agreement is necessary and advisable in the public interest for the purpose of more properly conserving the natural resources.

C.    Certify and determine that the drilling, producing, rental, minimum royalty and royalty requirements of all Federal Leases committed to said agreement are hereby established, altered, changed, or revoked to conform with the terms and conditions of this agreement.

September 29, 1970
Dated

ILLEGIBLE
Acting	Regional Oil and Gas Supervisor,
UNITED STATES GEOLOGICAL SURVEY

Contract Number	ILLEGIBLE

BEFORE THE OIL CONSERVATION COMMISSION
OF THE STATE OF NEW MEXICO

IN THE MATTER OF THE HEARING

CALLED BY THE OIL CONSERVATION

COMMISSION OF NEW MEXICO FOR

THE PURPOSE OF CONSIDERING:

CASE No. 4402
Order No. R-4018

APPLICATION OF RESERVE OIL AND GAS

COMPANY FOR APPROVAL OF THE COOPER-

JAL UNIT AGREEMENT, LEA COUNTY, NEW

MEXICO.

ORDER OF THE COMMISSION

BY THE COMMISSION:

This cause came on for hearing at 9: 30 a.m. on August 19, 1970, at Santa Fe, New Mexico, before Examiner Daniel S.Nutter.

NOW, on this 25th day of August, 1970, the Commission, a quorum being present, having considered the testimony, the record, and the recommendations of the Examiner, and being fully advised in the premises,

FINDS:

(1)           That due public notice having been given as required by law, the Commission has jurisdiction of this cause and the subject matter thereof.

(2)           That the applicant, Reserve Oil and Gas Company, seeks approval of the Cooper-Jal Unit Agreement covering 2581 acres, more or less, of Federal and fee lands described as follows:

LEA COUNTY, NEW MEXICO

TOWNSHIP 24 SOUTH, RANGE 36 EAST, NMPM
Section 13: S/2
Section 14: SE/4 SE/4
Section 23: S/2 SE/4
Section 24: All
Section 25: N/2
Section 26: E/2 NE/4

TOWNSHIP 24 SOUTH, RANGE 37 EAST, NMPM
Section 18: All
Section 19: W/2
Section 30: NW/4

CASE No. 4402

Order No. R–4018

(3)   That approval of the proposed unit agreement should promote the prevention of waste and the protection of correlative rights within the unit area.

IT IS THEREFORE ORDERED:

(1)   That the Cooper-Jal Unit Agreement is hereby approved.

(2)   That the plan contained in said unit agreement for the development and operation of the unit area is hereby approved in principle as a proper conservation measure; provided, however, that notwithstanding any of the provisions contained in said unit agreement, this approval shall not be considered as waiving or relinquishing, in any manner, any right, duty, or obligation which is now, or may hereafter be, vested in the Commission to supervise and control operations for the exploration and development of any lands committed to the unit and production of oil or gas therefrom.

(3)   That the unit operator shall file with the Commission an executed original or executed counterpart of the unit agreement within 30 days after the effective date thereof; that in the event of subsequent joinder by any party or expansion or contraction of the unit area, the unit operator shall file with the Commission within 30 days thereafter counterparts of the unit agreement reflecting the subscription of those interests having joined or ratified.

(4)   That this order shall become effective upon the approval of said unit agreement by the Director of the United States Geological Survey; that this order shall terminate ipso facto upon the termination of said unit agreement; and that the last unit operator shall notify the Commission immediately in writing of such termination.

(5)     That jurisdiction of this cause is retained for the entry of such further orders as the Commission may deem necessary.

DONE at Santa Fe, New Mexico, on the day and year hereinabove designated.

STATE OF NEW MEXICO
OIL CONSERVATION. COMMISSION

DAVID F. CARGO, Chairman

ALEX J. ARMIJO, Member

SEAL	A. L. PORTER, Jr., Member & Secretary

esr/

2

[ILLEGIBLE]	[ILLEGIBLE]

EXHIBIT “E”

Attached to and made a part of	Unit Operating Agreement
Cooper Jal Unit
Lea County, New Mexico

ACCOUNTING PROCEDURE.
JOINT OPERATIONS

I. GENERAL PROVISIONS

1.         Definitions

“Joint Account” shall mean the account showing the charges and credits accruing because of the Joint Operations and which are to be shared by the Parties.

“Joint Property” shall mean the real and personal property subject to the agreement to which this Accounting Procedure is attached.

“Joint Operations” shall mean all operation’s necessary or proper for the development, operation, protection and maintenance of the Joint Property.

“Operator” shall mean the party designated to conduct the Joint Operations.

“Non-Operators” shall mean the parties to this agreement other than the Operator.

“Parties” shall mean Operator and Non-Operators.

“Material” shall mean personal property, equipment or supplies acquired or held for use on the Joint Property.

“Controllable Material” shall be defined as set forth under the subparagraph selected below:

A.    ☒ Material which at the time is so classified in the Material Classification Manual as most recently recommended by the Council of Petroleum Accountants Societies of North America.

B.    ☐ Material which is ordinarily so classified and controlled by Operator in the conduct of its operations. List shall be furnished Non-Operators upon request.

2.         Statements and Billings

Operator shall bill Non-Operators on or before the last day of each month for their proportionate share of costs and expenses for the preceding month. Such bills will be accompanied by statements reflecting the total charges and credits as set forth under the subparagraph selected below:

A.    ☐ Statement in detail of all charges and credits to the Joint Account.

B.    ☐ Statement of all charges and credits to the Joint Account, summarized by appropriate classifications indicative of the nature thereof.

C.    ☒ Statement of all charges and credits to the Joint Account, summarized by appropriate classification indicative of the nature thereof, except that items of Controllable Material and unusual charges and credits shall be detailed.

3.         Advances and Payments by Non-Operators

Unless otherwise provided for in the agreement, the Operator may require the Non-Operators to advance their share of estimated cash outlay for the succeeding month’s operation. Operator shall adjust each monthly billing to reflect advances received from the Non-Operators.

Each Non-Operator shall pay its proportion of all bills within fifteen (15) days after receipt. If payment is not made within such time, the unpaid balance shall bear interest monthly at the rate of ten per cent (10%) per annum or the maximum contract rate permitted by the applicable usury laws in the state in which the Joint Property is located, whichever is the lesser.

4.         Adjustments

Payment of any such bills shall not prejudice the right of any Non-Operator to protest or question the correctness thereof; provided however, all bills and statements rendered to Non-Operators by Operator during any calendar year shall conclusively be presumed to be true and correct after twenty-four (24) months following the end of any such calendar year, unless within the said twenty-four (24) month period a Non-Operator takes written exception thereto and makes claim on Operator for adjustment. No adjustment favorable to Operator shall be made unless it is made within the same prescribed period. The provisions of this paragraph shall not prevent adjustments resulting from a physical inventory of the Joint Property as provided for in Section VII.

5.         Audits

A Non-Operator, upon notice in writing to Operator and all other Non-Operators, shall have the right to audit Operator’s accounts and records relating to the accounting hereunder for any calendar year within the twenty-four (24) month period following the end of such calendar year; provided however, the making of an audit shall not extend the time for the taking of written exception to and the adjustments of accounts as provided for in Paragraph 4 of this Section I. Where there are two or more Non-Operators, the Non-Operators shall make every reasonable effort to conduct joint or simultaneous audits in a manner which will result in a minimum of inconvenience to the Operator. Operator shall bear no portion of the Non-Operators’ audit cost incurred under this paragraph unless agreed to by the Operator.

6.         Approval by Non-Operators

Where an approval or other agreement of Non-Operators is expressly required under Paragraphs 5A, 5B, 6A and 8 of Section II, Section III, Section V, Section VI, and Paragraph 4 of Section VII, of this Accounting Procedure and if the agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, the Operator shall notify all Non-Operators and the agreement or approval of a majority in interest of the Non-Operators shall be controlling on all Non-Operators.

1

II. DIRECT CHARGES.

Operator shall charge the Joint Account with the following items:

1.              Rentals and Royalties

Lease rentals and royalties paid by Operator for the Joint Operations.

2.              Labor

A.           (1)          Salaries and wages of Operator’s employees directly employed on the Joint Property in the conduct of Joint Operations.

(2)     Salaries of first-level supervisors in the field if such charges are excluded from overhead rates in Option A of Section III.

(3)     Salaries and wages of technical employees temporarily assigned to and directly employed on the Joint Property if such charges are excluded from overhead rates in Option B of Section III.

(4)     Salaries and wages of technical employees either temporarily or permanently assigned to and directly employed in the operation of the Joint Property if such charges are excluded from overhead rates in Option C of Section III.

B.             Operator’s cost of holiday, vacation, sickness and disability benefits and other customary allowances paid to the employees whose salaries and wages are chargeable to the Joint Account under Paragraph 2A of this Section II and Paragraph IA of Section III; except that in the case of those employees only a pro rata portion of whose salaries and wages are chargeable to the Joint Account under Paragraph 1A of Section III, not more than the same pro rata portion of the benefits and allowances herein provided for shall be charged to the Joint Account. Cost under this Paragraph 2B may be charged on a “when and as paid basis” or by “percentage assessment” on the amount of salaries and wages chargeable to the Joint Account under Paragraph 2A of this Section II and Paragraph lA of Section III. If percentage assessment is used, the rate shall be based on the Operator’s cost experience.

C.             Expenditures or contributions made pursuant to assessments imposed by governmental authority which are applicable to Operator’s labor cost of salaries and wages chargeable to the Joint Account under Paragraphs 2A and 2B of this Section II and Paragraph 1A of Section III.

D.            Reasonable personal expenses of those employees whose salaries and wages are chargeable to the Joint Account under Paragraph 2A of this Section II and for which expenses the employees are reimbursed under Operator’s usual practice.

3.              Employee Benefits

Operator’s current cost of established plans for employees’ group life insurance, hospitalization, pension, retirement, stock purchase, thrift, bonus, and other benefit plans of a like nature, applicable to Operator’s labor cost chargeable to the Joint Account under Paragraphs 2A and 2B of this Section II and Paragraph 1A of Section III shall be chargeable as indicated in the subparagraph selected below:

A.           ☐                      Operator’s actual cost.

B.             ☒                    Operator’s actual cost not to exceed fifteen per cent (15%).

4.              Material

Material purchased or furnished by Operator for use on the Joint Property as provided under Section IV. So far as it is reasonably practical and consistent with efficient and economical operation, only such Material shall be purchased for or transferred to the Joint Property as may be required for immediate use; and the accumulation of surplus stocks shall be avoided.

5.              Transportation

Transportation of employees and Material necessary for the Joint Operations but subject to the following limitations:

A.           If Material is moved to the Joint Property from the Operator’s warehouse or other properties, no charge shall be made to the Joint Account for a distance greater than the distance from the nearest reliable supply store, recognized barge terminal, or railway receiving point where like material is normally available, unless agreed to by Operator and Non-Operators.

B.             If surplus Material is moved to Operator’s warehouse or other storage point, no charge shall be made to the Joint Account for a distance greater than the distance to the nearest reliable supply store, recognized barge terminal, or railway receiving point unless agreed to by Operators and Non-Operators. No charge shall be made In the Joint Account for moving Material to other properties belonging to Operator, unless agreed to by Operator and Non-Operators.

6.              Services

A.           The cost of contract services and utilities procured from outside sources other than services covered by Paragraph B of this Section II and Paragraph 1B of Section III. The cost of professional consultant services shall not be charged to the Joint Account unless agreed to by Operator and Non-Operators.

B.             Use and service of equipment and facilities furnished by Operator as provided in Paragraph 5 of Section IV.

7.              Damages and Losses to Joint Property

All costs or expenses necessary for the repair or replacement of Joint Property made necessary because of damages or losses incurred by fire, flood, storm, theft, accident, or other cause, except to the extent that the damage or loss could have been avoided through the exercise of reasonable diligence on the part of Operator. Operator shall furnish Non-Operators written notice of damages or losses incurred as soon as practicable after a report thereof has been received by Operator.

8.              Legal Expense

All costs and expenses of handling, investigating, and settling litigation or claims arising by reason of the Joint Operations or necessary to protect or recover the Joint Property, including, but not limited to, attorney’s fees, court costs, cost of investigation or procuring evidence and amounts paid in settlement or satisfaction of any such litigation or claims; provided, (a) no charge shall be made for the services of Operator’s legal staff or other regularly employed personnel (such services being considered to be Administrative Overhead under Section III), unless agreed to by Operator and Non-Operators, and (b) no charge shall be made for the fees and expenses of outside attorneys unless the employment of such attorneys is agreed to by Operator and Non-Operators.

9.              Taxes

All taxes of every kind and nature assessed or levied upon or in connection with the Joint Property, the operation thereof, or the production, therefrom, and which taxes have been paid by the Operator for the benefit of the Parties.

2

10.       Insurance

Net premiums paid for insurance required to be carried on the Joint Property for the protection of the Parties. In the event Joint Operations are conducted in a state in which Operator may act as self-insurer for Workmen’s Compensation and/or Employers Liability under the respective state’s laws, Operator may, at its election, include the risk under its self-insurance program and in that event, Operator shall include a charge therefor on the following basis:

11.       Other Expenditures

Any other expenditure not covered or dealt with in the foregoing provisions of this Section II, or in Section III, and which is incurred by the Operator for the necessary and proper conduct of the Joint Operations.

III. INDIRECT CHARGES

Operator may charge the Joint Account for indirect costs either by use of an allocation of district expense items plus the rate for administrative overhead, and plus the warehousing charges, all as provided for in Paragraph 1 of this Section III or by combining all three of said items under the rates provided for in Paragraph 2 or 3 of this Section III, as indicated next below:

OPERATOR SHALL CHARGE INDIRECT COSTS TO THE JOINT ACCOUNT UNDER THE TERMS OF:

☐                                    Paragraph 1.                              (District Expense, Administrative Overhead and Warehousing)

☒                                  Paragraph 2.                              (Combined Rates - Well Basis)

☐                                    Paragraph 3.                              (Combined Rates - Percentage Basis)

The cost and expense of services from outside sources in connection with matters of taxation, traffic, accounting or matters before or involving governmental agencies shall be considered as included in the overhead rates provided for in the above selected Paragraph of this Section III unless such cost and expense are agreed to by Operator and Non-Operators as a direct charge to the Joint Account.

THE OVERHEAD RATES PROVIDED FOR IN ANY OF THE PARAGRAPHS SELECTED ABOVE

A.    ☒    shall    ☐ shall not include salaries and personal expenses of first-level supervisors in the field.

B.    ☒    shall    ☐ shall not include salaries, wages and personal expenses of technical employees temporarily assigned to and directly employed on the Joint Property.

C.    ☒    shall    ☐ shall not include salaries, wages and personal expenses of technical employees either temporarily or permanently assigned to and directly employed in the operation of the Joint Property.

1.              District Expense, Administrative Overhead and Warehousing

A.            District Expense

Operator shall charge the Joint Account with a pro rata portion of the salaries, wages and expenses of Operator’s production superintendent and other employees serving the Joint Property and other properties of the Operator in the same operating area, whose time is not allocated directly to the properties, and a pro rata portion of the cost of maintaining and operating a production office known as Operator’s                                                 office located at or near                                                        (or a comparable office if location changed); and necessary sub-offices (if any), maintained for the convenience of the above-described office, and all necessary camps, including housing facilities for employees if required, used in connection with the operations of the Joint Property and other properties in the same operating area. The expense of, less any revenue from, such facilities may, at the option of Operator, include depreciation of investment or a fair monthly rental in lieu of depreciation. Such charges shall be apportioned to all properties served on some equitable basis consistent with Operator’s accounting practice.

B.            Administrative Overhead

Operator shall charge administrative overhead to the Joint Account at the following rates, which charge shall be in lieu of the cost and expense of all offices of the Operator not covered by Paragraph lA of this Section III, including salaries, wages and expenses of personnel assigned to such offices. Such charge shall be in addition to the salaries, wages and expenses of employees of Operator authorized to be charged direct as provided in Paragraphs 2 and B of Section II. Such charge shall be made on the basis indicated below, either (1) well basis or (2) percentage basis, at the rates shown thereunder.

(1)  ☐  Well Basis

RATE PER WELL PER MONTH

	DRILLING WELL RATE (Use Total Depth)	PRODUCING WELL RATE (Use Current Producing Depth)
Well Depth	Each Well	First Five	Next Five	All Wells Over Ten

(2)  ☐  Percentage Basis

PERCENTAGE BASIS

Development:

Percent (     %) of the cost of development of the Joint Property exclusive of costs provided under Paragraph 8 of Section II and all salvage credits.

Operating:

Percent (      %) of the cost of operating the Joint Property exclusive of costs provided under Paragraphs 1 and 8 of Section II, all salvage credits, the value of injected substances purchased for secondary recovery and all taxes and assessments which are levied, assessed and paid upon the mineral interest in and to the Joint Property.

3

C.            Operator’s Warehouse Operating and Maintenance Expense

☐ Included in district expense

☐ No charge either direct or indirect

☐ Percentage basis (describe fully)

2.              Combined Rates - Well Basis

Operator shall charge the Joint Account for the services covered by Paragraph I of this Section III on the basis indicated below:

RATE PER WELL PER MONTH

	DRILLING WELL RATE (Use Total Depth)	PRODUCING WELL RATE (Use Current Producing Depth)
Well Depth	Each Well	First Five	Next Five	All Wells Over Ten
All Depths	$500	$77.00	$77.00	$77.00

3.              Combined Rates - Percentage Basis

Operator shall charge the Joint Account for the services covered by Paragraph I of this Section III on the basis indicated below:

PERCENTAGE BASIS

A.           Development:

Percent (    %) of the cost of development of the Joint Property exclusive of coats provided under Paragraph 8 of Section II and all salvage credits.

B.             Operating:

Percent (     %) of the cost of operating the Joint Property exclusive of costs provided under Paragraphs 1 and 8 of Section II, all salvage credits, the value of injected substances purchased for secondary recovery and all taxes and assessments which are levied, assessed and paid upon the mineral interest in and to the Joint Property.

4.              Application of Administrative Overhead or Combined Rotes - Well Basis

The following limitations, instructions and charges shall apply in the application of the rates as provided under either Paragraph 1B (I) or Paragraph 2 of this Section III.

A.           Charges for drilling wells shall begin on the date each well is spudded and terminate on the date the drilling or completion rig is released, whichever is later, except that no charge shall be made during the suspension of drilling operations for fifteen (15) or more consecutive days.

B.             The status of wells shall be as follows:

(1)      Producing gas wells, injection wells for recovery operations, water supply wells utilized for waterflooding operations and salt water disposal wells shall be considered the same as producing oil wells.

(2)      Wells perm-month, shut down but on which plugging operations are deferred shall be dropped from the well schedule at the time the shutdown is effected. Any well being plugged or produced during any portion of the month shall be considered as a producing well for the entire month.

(3)      Wells being plugged back, drilled deeper, converted to a source or input well, or which are undergoing any type of workover that requires the use of a drilling rig or workover rig capable of drilling shall be considered the same as drilling wells.

(4)      Temporarily shut-down wells, which are not produced or worked upon for a period of in full calendar month, shall not be included in the well schedule, provided however, wells shut in by governmental regulatory body shall be included in the well schedule only in the event the allowable production is transferred to some other well or wells on the Joint Property. In the event of a unit allowable, shut-in wells shall be counted in determining the charge hereunder for such month if said wells contribute allowable production that is actually produced during such month from one or more unit wells as a result of allowable transfer, inclusion in the unit allowable or other circumstances, but the total shut-in well count shall be limited to the minimum number of shut-in wells necessary to provide the contributed allowable actually produced during the month.

(5)      Gas wells shall be included in the well schedule if directly connected to a permanent sales outlet even though temporarily shut in due to overproduction or failure of purchaser to take the allowed production.

(6)      Wells completed in multiple horizons, shall be considered as a producing well for each separately producing horizon, providing each completion is considered a separate well by governmental or other statewide regulatory authority.

C.             The well rates for producing wells shall be applied to the individual leases: provided that whenever leases covered by this agreement are operated as a unitized project, the well rates shall be applied to the total number of producing wells. irrespective of individual leases.

D.            The well rates shall be adjusted as of the first day of April each year following the effective date of the agreement to which this Accounting Procedure is attached. The adjustment shall be computed by multiplying the rate currently in use by the percentage increase or decrease in the average weekly earnings of Crude Petroleum and Gas Production Workers for the last calendar year compared to the preceding calendar year as shown by “The Index of Average Weekly Earnings of Crude Petroleum and Gas Production Workers” as published by the United States Department of Labor, Bureau of Labor Statistics, or the equivalent Canadian Index as published by the Dominion Bureau of Statistics, as applicable. The adjusted rates shall be the rates currently in use, plus or minus the computed adjustment.

5.              Application of Administrative Overhead or Combined Rates - Percentage Basis

For the purpose of determining charges on a Percentage Basis under Paragraph 1B (2) or Paragraph 3 of this Section III, Development shall include all costs in connection with drilling, redrilling, deepening or any remedial operations on any or all wells involving the use of drilling crew and equipment; also, preliminary expenditures necessary in preparation for drilling and expenditures incurred in abandoning when well is not completed as a producer; and original cost of construction or installation of fixed assets, the expansion of fixed assets and any other project clearly discernible as a fixed asset, except Major Construction as defined in Paragraph 6 of this Section III. All other costs shall be considered as Operating.

6.              Major Construction Overhead

For the construction of compressor plants, water stations, secondary recovery systems, drilling and production platforms, salt water disposal facilities, and other such projects, as distinguished from the more usual drilling

4

and producing operations, Operator in addition to the Administrative Overhead or Combined Rates provided for in Paragraph 1, 2 or 3 of this Sector III shall either negotiate a rate prior to beginning of construction or shall charge the Joint Account with an additional overhead charge as follows:

A.           Total cost less than $25,000, no charge.

B.             Total cost more than $25,000, but less than $100,000. 3% of total cost.

C.             Total cost of $100,000 or more, 3% of the first $100,000 plus 2% of all over $100,000 of total cost.

Total cost shall mean the total gross cost of any one project. For the purpose of this paragraph the component parts of a single project shall not be treated separately and the cost of drilling wells shall be excluded.

7.              Amendment of Rates

The specific rates provided for in this Section III may be amended from time to time by mutual agreement between the Parties hereto if, in practice, the rates are found to be insufficient or excessive.

IV. BASIS OF CHARGES TO JOINT ACCOUNT

Subject to the further provisions of this Section IV, Operator will procure all Material and services for the Joint Property. At the Operator’s option, Non-Operators may supply Material or services for the Joint Property.

1.              Purchases

Material purchased and service procured shall be charged at the price paid by Operator after deduction of all discounts actually received.

2.              Material furnished from Operator’s Warehouse or Other Properties

A.           New Material (Condition “A”)

(1)          Tubular goods, except line pipe, shall be priced on a maximum carload and/or barge load weight basis regardless of quantity transferred and equalized to the lowest prevailing price f.o.b. railway receiving point or recognized barge terminal nearest the Joint Property where such Material is normally available effective at date of transfer.

(2)          Line pipe shall be priced at the current replacement cost effective at date of transfer from a reliable supply store nearest the Joint Property where such Material is normally available if the movement is less than 30,000 pounds. If the movement is 30,000 pounds or more, it shall be priced on the same basis as casing and tubing under Subparagraph (1) of this paragraph.

(3)          When the Operator has equalized actual hauling costs as provided for in Paragraph 5 of Section II, Operator is permitted to include ten cents (10¢) per hundred-weight on all tubular goods furnished from his stocks in lieu of loading and unloading costs sustained.

(4)          Other Material shall be priced at the current replacement cost of the same kind of Material, effective at date of movement and f.o.b. the supply store or railway receiving point nearest the Joint Property where Material of the same kind is normally available.

(5)          The Joint Account shall not be credited with cash discounts applicable to prices provided for in this Paragraph 2 of Section IV.

B.             Used Material (Condition “B” and “C”)

(1)          Material in sound and serviceable condition and suitable for reuse without reconditioning, shall be classified as Condition “B” and priced at seventy-five per cent (75%) of the current price of new Material.

(2)          Material which is not suitable for its original function until after reconditioning shall be furnished to the Joint Account under one of the two methods defined below:

(a)          Classified as Condition “B” and priced at Seventy-five per cent (75%) of the current price of new Material. The cost of reconditioning shall be absorbed by the Operator of the transferring property.

(b)         Classified as Condition “C” and priced at fifty per cent (50%) of current price of new Material. The cost of reconditioning also shall be charged to the receiving property, provided Condition “C” value, plus cost of reconditioning, does not exceed Condition “B” value.

(3)          Obsolete Material or Material which cannot be classified as Condition “B” or Condition “C” shall be priced at a value commensurate with its use. Material no longer suitable for its original purpose but usable for some other purpose, shall be priced on a basis comparable with that of items normally used for such other purpose.

(4)          Material involving erection costs shall be charged at applicable percentage of the current knocked-down price of new Material.

3.              Premium Prices

Whenever Material is not readily obtainable at prices specified in Paragraphs 1 and 2 of this Section IV because of national emergencies, strikes or other unusual causes over which the Operator has no control, the Operator may charge the Joint Account for the required Material at the Operator’s actual cost incurred in procuring such Material, in making it suitable for use, and in moving it to the Joint Properly, provided, that notice in writing is furnished to Non-Operators of the proposed charge prior to billing Non-Operators for such Material. Each Non-Operator shall have the right, by so electing and notifying Operator within 10 days after receiving notice from Operator, to furnish in kind all or part of his share of such Material suitable for use and acceptable to Operator.

4.              Warranty of Material Furnished by Operator

Operator does not warrant the Material furnished. In case of defective Material, credit shall not be passed to the Joint Account until adjustment has been received by Operator from the manufacturers or their agents.

5.              Equipment and Facilities Furnished by Operator

A.           Operator shall charge the Joint Account for use of equipment and facilities at rates commensurate with cost of ownership and operation. Such rates shall include cost of maintenance, repairs, other operating expense, insurance, taxes, depreciation, and interest on investment not to exceed six per cent (6%) per annum, provided such rates shall not exceed those currently prevailing in the immediate area within which the Joint Property is located. In lieu of rates based on costs of ownership and operation of equipment, other than automotive. Operator may elect to use commercial rates prevailing in the area of the Joint Property less 20%; for automotive equipment, rates as published by the Petroleum Motor Transport Association may be used. Rates for laboratory services shall not exceed those currently prevailing if performed by

5

outside service laboratories. Rates for trucks, tractors and well service units may include wages and expenses of operator.

B.             Whenever requested, Operator shall inform Non-Operators in advance of the rates it proposes to charge.

C.             Rates shall be revised and adjusted from time to time when found to be either excessive or insufficient.

V. DISPOSAL OF MATERIAL

The Operator may purchase, but shall be under no obligation to purchase, interest of Non-Operators in surplus Condition “A” or “B” Material. The disposition of surplus Controllable Material, not purchased by Operator, shall be agreed to by Operator and Non-Operators, provided Operator shall dispose of normal accumulations of junk and scrap Material either by transfer or sale from Joint Property.

1.              Material Purchased by the Operator or Non-Operators.

Material purchased by either the Operator or Non-Operators shall be credited by the Operator to the Joint Account for the month in which the Material is removed by the purchaser.

2.              Division in Kind

Division of Material in kind, if made between Operator and Non-Operators, shall be in proportion to the respective interests in such Material. The Parties will thereupon be charged individually with the value of the Material received or receivable. Proper credits shall be made by the Operator to the Joint Account.

3.              Sales to Outsiders

Sales to outsiders of Material from the Joint Property shall be credited by Operator to the Joint Account at the net amount collected by Operator from vendee. Any claim by vendee related to such sale shall be charged back to the Joint Account if and when paid by Operator.

VI. BASIS OF PRICING MATERIAL TRANSFERRED FROM JOINT ACCOUNT

Material purchased by either Operator or Non-Operators or divided in kind, unless agreed to by Operator and Non-Operators shall be priced on the following basis:

1.              New Price Defined

New price as used in this Section VI shall be the price specified for new Material in Section IV.

2.              New Material

New Material (Condition “A”), being new Material procured for the Joint Property but never used, at one hundred per cent (100%) of current new price (plus sales tax if any).

3.              Good Used Material

Good used Material (Condition “B”), being used Material in sound and serviceable condition, suitable for reuse without reconditioning:

A.           At seventy-five per cent (75%) of current new price if Material was charged to Joint Account as new, or

B.             At sixty-five per cent (65%) of current new price if Material was originally charged to the Joint Account as secondhand at seventy-five per cent (75%) of new price.

4.              Other Used Material

Used Material (Condition “C”), at fifty per cent (50%) of current new price, being used Material which:

A.           Is not in sound and serviceable condition but suitable for reuse after reconditioning, or

B.             Is serviceable for original function but not suitable for reconditioning.

5.              Bad-Order Material

Material (Condition “D”), no longer suitable for its original purpose without excessive repair cost but usable for some other purpose at a price comparable with that of items normally used for such other purpose.

6.              Junk Material

Junk Material (Condition “E”), being obsolete and scrap Material, at prevailing prices.

7.              Temporarily Used Material

When the use of Material is temporary and its service to the Joint Property does not justify the reduction in price as provided for in Paragraph 3B of this Section VI, such Material shall be priced on a basis that will leave a net charge to the Joint Account consistent with the value of the service rendered.

VII. INVENTORIES

The Operator shall maintain detailed records of Controllable Material.

I.                 Periodic Inventories, Notice and Representation

At reasonable intervals, inventories shall be taken by Operator of the Joint Account Controllable Material. Written notice of intention to take inventory shall be given by Operator at least thirty (30) days before any inventory is to begin so that Non-Operators may be represented when any inventory is taken. Failure of Non-Operators to be represented at an inventory shall bind Non-Operators to accept the inventory taken by Operator.

2.              Reconciliation and Adjustment of Inventories

Reconciliation of inventory with the Joint Account shall be made, and a list of overages end shortages shall be furnished to the Non-Operators. Inventory adjustments shall be made by Operator with the Joint Account for overages and shortages, but Operator shall be held accountable to Non-Operators only for shortages due to lack of reasonable diligence.

3.              Special Inventories

Special Inventories may be taken whenever there is any sale or change of interest in the Joint Property. It shall be the duty of the party selling to notify all other Parties as quickly as possible after the transfer of interest taken place. In such cases, both the seller and the purchaser shall be governed by such inventory.

4.              Expense of Conducting Periodic Inventories

The expense of conducting periodic inventories shall not be charged to the Joint Account unless agreed to by Operator and Non-Operators.

6

EXHIBIT “F”

ATTACHED TO UNIT OPERATING AGREEMENT
COOPER JAL UNIT

LEA COUNTY, NEW MEXICO

INSURANCE PROVISIONS

Unit Operator, during the term of the Unit Operating Agreement, shall carry insurance for the benefit and at the expense of the parties hereto as follows:

(1)     Employers’ Liability Insurance with Limit of not less than $100,000.00 per employee.

(2)     Public Liability and Property Damage Insurance with limits of not less than

$100,000.00 for injuries to or death of one person and
$300, 000.00 for injuries or deaths in one accident, and
$100, 000.00 for property damage in one accident

(3)     Automobile Public Liability and Property Damage Insurance with limits of not less than

$100,000.00 for injuries to or death of one person and
$300,000.00 for injuries or deaths in one accident, and
$100,000.00 for property damage in one accident

Except as authorized by Article 9 and by this Exhibit E, Unit Operator shall not make any charge to the joint account for insurance premiums. Losses not covered by Unit Operator’s insurance (or by insurance required by this Unit Operating Agreement to be carried for the benefit and at the expense of the parties hereto) shall be charged to the joint account.

CERTIFICATE AS TO EFFECTIVE DATE
OF COOPER JAL UNIT AGREEMENT
LEA COUNTY, NEW MEXICO

RESERVE OIL AND GAS COMPANY, Unit Operator under the Unit Agreement for the development and operation of the Cooper Jal Unit Area, Lea County, New Mexico, hereby certifies:

1.                                                     The Unit Agreement and the Unit Operating Agreement have been executed or ratified by Working Interest Owners owning Tracts with a combined Phase I unit participation of at least 85% and the Unit Agreement has been executed or ratified by Royalty Owners owning Tracts with a combined Phase I unit participation of at least 65% of the royalty interest in the Unit Area.

2.                                                     The Unit Agreement was approved by the New Mexico Oil Conservation Commission on August 25, 1970, by its Order No. R-4018 in Case No. 4402.

3.                                                     The Unit Agreement was approved by the Regional Oil and Gas Supervisor for the United States Geological Survey on September 29, 1970, as Contract No. 14-08-0001-11584.

4.                                                     A counterpart of the Unit Agreement has been recorded in Book 292. at Pages 352 of the Miscellaneous Records of Lea County, New Mexico.

5.                                                     Pursuant to the provisions of Article XXII, the Cooper Jal Unit Agreement became effective as of 7:00 A.M. on October 1, 1970.

6.                                                     All of the Tracts as shown on the original Exhibit “B” have qualified under the provisions of Article XIV of the Unit Agreement except Tract No. 27 which was not qualified for participation on the Effective Date of the Unit Agreement.

DATED this 1st day of October, 1970.

RESERVE OIL AND GAS COMPANY

By:	ILLEGIBLE
Attorney-in-Fact

STATE OF TEXAS	)
COUNTY OF DALLAS	) ss.

The foregoing instrument was acknowledged before me this 1st day of October, 1970, by ILLEGIBLE, Attorney-in-Fact for RESERVE OIL AND GAS COMPANY, a corporation, on behalf of said corporation.

ILLEGIBLE
[SEAL]	Notary Public	STATE OF NEW MEXICO COUNTY OF LEA FILED

My commission expires:	[SEAL]	OCT 1, 1970
ILLEGIBLE
ILLEGIBLE
ILLEGIBLE
ILLEGIBLE
ILLEGIBLE

		[ILLEGIBLE]	7.93720

Lind, Dorothy B.	5	2.62755	3.50737

Mallard, Margaret Strain	21	.26576	.13925

Petroleum Corporation of Texas	4	2.96428	3.07169
	14	1.81369	1.38309
	16	2.03666	1.55721
	19	—	2.04360
	25	1.60775	4.16529
		8.42238	12.22088
Reserve Oil and Gas Company

	4	2.96428	3.07170
	8	1.04565	1.40039
	12	.43113	—
	16	6.10997	4.67164
	18	1.44471	.69461
	19	—	2.04360
	21	2.12606	1.11402
	22	—	.13712
	25	1.60774	4.16530
	26	6.10528	3.92516
		21.83482	21.22354

(3)                                  Automobile Public Liability and Property Damage Insurance with limits of not less than
$100,000.00 for injuries to or death of one person and
$300.000.00 for injuries or death in one accident, and
$100,000.00 for property damage in one accident

Except as authorized by Article 9 and by this Exhibit E, Unit Operator shall not make any charge to the joint account for insurance premiums. Losses not covered by Unit Operator’s insurance (or by insurance required by this Unit Operating Agreement to be carried for the benefit and at the expense of the parties hereto) shall be charged to the joint account.

CERTIFICATE AS TO EFFECTIVE DATE
OF COOPER JAL UNIT AGREEMENT
LEA COUNTY, NEW MEXICO

RESERVE OIL AND GAS COMPANY, Unit Operator under the Unit Agreement for the development and operation of the Cooper Jal Unit Area, Lea County, New Mexico, hereby certifies:

1.                                                     The Unit Agreement and the Unit Operating Agreement have been executed or ratified by Working Interest Owners owning Tracts with a combined Phase I unit participation of at least 85% and the Unit Agreement has been executed or ratified by Royalty Owners owning Tracts with a combined Phase I unit participation of at least 65% of the royalty interest in the Unit Area.

2.                                                     The Unit Agreement was approved by the New Mexico Oil Conservation Commission on August 25, 1970, by its Order No. R-4018 in Case No. 4402.

3.                                                     The Unit Agreement was approved by the Regional Oil and Gas Supervisor for the United States Geological Survey on September 29, 1970, as Contract No. 14-08-0001-11584.

4.                                                     A counterpart of the Unit Agreement has been recorded in Book 292 at Page 352 of the Miscellaneous Records of Lea County, New Mexico.

5.                                                     Pursuant to the provisions of Article XXII, the Cooper Jal Unit Agreement became effective as of 7:00 A.M. on October 1, 1970.

6.                                                     All of the Tracts as shown on the original Exhibit “B” have qualified under the provisions of Article XIV of the Unit Agreement except Tract No. 27 which was not qualified for participation on the Effective Date of the Unit Agreement.

DATED this 1st day of October, 1970.

RESERVE OIL AND GAS COMPANY

By:	ILLEGIBLE
Attorney-in-Fact

STATE OF TEXAS	)
COUNTY OF DALLAS	) ss.

The foregoing instrument was acknowledged before me this 1st day of October, 1970, by ILLEGIBLE Attorney-in-Fact for RESERVE OIL AND GAS COMPANY, a corporation, on behalf of said corporation.

ILLEGIBLE
[SEAL]	Notary Public	STATE OF NEW MEXICO COUNTY OF LEA FILED

My commission expires:	[SEAL]	OCT 1, 1970
ILLEGIBLE
ILLEGIBLE
ILLEGIBLE
ILLEGIBLE
ILLEGIBLE